EXHIBIT 99



                                      [BANCOFAMERICA SECURITIES GRAPHIC OMITTED]


RMBS New Issue Term Sheet

$1,354,195,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-OPT5
Offered Classes: A-2, A-3, A-4, A-5, M-1, M-2, M-3, M-4, M-5, M-6 & M-7

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


September 20, 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



>>   Summary of Certificates                           pp. 3

>>   Important Dates                                   pp. 4

>>   Contacts                                          pp. 5

>>   Summary of Terms                                  pp. 6

>>   Credit Enhancement                                pp. 8

>>   Pass-Through Rates                                pp. 12

>>   Trigger Events                                    pp. 14

>>   Interest and Principal Distributions              pp. 16

>>   Definitions                                       pp. 20

>>   Bond Summary                                      pp. 26

>>   Cap Schedules                                     pp. 30




Annex A
-------
Collateral Information is located in the accompanying ABFC 2004-OPT5 Annex A







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                            Summary of Certificates

          Expected                                          Expected          Expected         Expected
          Approximate                         Principal     WAL (yrs)   Principal Window    Initial Credit       Expected
Class     Size ($)(1)  Group    InteresType     Type        Call/Mat      (mos) Call/Mat      Enhancement         Ratings
-----     -----------  -----    -----------   ---------   -----------   ------------------- --------------       --------
                                                                                                           DBRS     S&P    Fitch
                                                                                                         -------- ------   -----
A-1(2)   941,200,000     I       Floating        Sen      2.69 / 2.93           Not Offered Hereby
A-2 (3)  121,159,000     II      Floating        Sen      1.00 / 1.00    1 to 25 / 1 to 25      10.00%     AAA      AAA     AAA
A-3 (3)   57,619,000     II      Floating        Sen      3.00 / 3.00   25 to 51 / 25 to 51     10.00%     AAA      AAA     AAA
A-4 (3)   54,922,000     II      Floating        Sen      6.23 / 7.32   51 to 87 / 51 to 198    10.00%     AAA      AAA     AAA
A-5 (3)   50,000,000     II      Floating        Sen      2.72 / 2.98    1 to 87 / 1 to 198     10.00%     AAA      AAA     AAA
M-1       54,440,000   I & II    Floating       Mezz      4.90 / 5.32   38 to 87 / 38 to 140     6.00%      AA      AA+     AA
M-2       37,427,000   I & II    Floating       Mezz      4.88 / 5.16   37 to 87 / 37 to 119     3.25%    AHigh      AA      A
M-3       10,208,000   I & II    Floating       Mezz      4.87 / 4.95   37 to 87 / 37 to 97      2.50%      A       AA-     A-
M-4       10,207,000   I & II    Floating       Mezz      4.75 / 4.75   37 to 87 / 37 to 87      1.75%   BBB High    A     BBB+
M-5        8,166,000   I & II    Floating       Mezz      4.40 / 4.40   37 to 74 / 37 to 74      1.15%      NR       A-     N/A
M-6        4,764,000   I & II    Floating       Mezz      3.88 / 3.88   37 to 58 / 37 to 58      0.80%      NR      BBB+    N/A
M-7        4,083,000   I & II    Floating       Mezz      3.22 / 3.22   37 to 44 / 37 to 44      0.50%   BBB Low    BBB-    N/A

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-1 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet.
(3) These certificates will be sized to investor demand and may be either combined or further divided.

Structure:
----------
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Group 2 Class A Certificates (as defined herein) are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.
(2) The margin on Class A Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to the applicable Net WAC Rate as described herein.


                                 Pricing Speed

Adjustable-rate Mortgage Loans    100% ARM PPC

                                  28% CPR

Fixed-rate Mortgage Loans         100% FRM PPC

                                  100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                           Summary of Important Dates

Deal Information                        Collateral Information
Expected Pricing         [09/22/2004]   Statistical Cut-off Date   09/01/2004
Expected Settlement      10/14/2004     Cut-off Date               10/01/2004
First Distribution       11/26/2004
Expected Stepdown        11/25/2007

Bond Information

                      Initial                                  Expected            REMIC
                      Accrual                    Delay      Last Scheduled       Maturity
Class    Dated Date    Days     Accrual Method   Days    Distribution Date (1)   Date (2)
------   ----------   -------   --------------   -----   ---------------------   ---------
A-1      10/14/2004         0      Act/360           0              Not Offered Hereby
A-2(3)   10/14/2004         0      Act/360           0        11/25/2006         9/25/2034
A-3(3)   10/14/2004         0      Act/360           0        01/25/2009         9/25/2034
A-4(3)   10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
A-5(3)   10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
M-1      10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
M-2      10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
M-3      10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
M-4      10/14/2004         0      Act/360           0        01/25/2012         9/25/2034
M-5      10/14/2004         0      Act/360           0        12/25/2010         9/25/2034
M-6      10/14/2004         0      Act/360           0        08/25/2009         9/25/2034
M-7      10/14/2004         0      Act/360           0        06/25/2008         9/25/2034

(1) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions
(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.
(3) These certificates will be sized to investor demand and may be either combined or further divided.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                    Contacts


Banc of America Securities LLC

Mortgage Trading/Syndicate               Tel:  (212) 847-5095
                                         Fax: (212) 847-5143
Rob Karr                                 robert.h.karr@bankofamerica.com
Patrick Beranek                          patrick.beranek@bankofamerica.com
Charlene Balfour                         charlene.c.balfour@bankofamerica.com

Principal Finance Group                  Fax: (704) 388-9668 (Fax)
Michael Tri                              Tel:  (704) 388-8786
                                         michael.l.tri@bankofamerica.com
Scott Shultz                             Tel:  (704) 387-6040
                                         scott.m.shultz@bankofamerica.com
Nikole Hogue                             Tel:  (704) 387-1853
                                         nikole.hogue@bankofamerica.com
Pauwla Rumli                             Tel: (704) 387-1156
                                         pauwla.rumli@bankofamerica.com

Rating Agencies
Quincy Tang - DBRS                       (212) 635-3410
                                         qtang@dbrs.com
Randy Fabian - Fitch                     (212) 908-0268
                                         randy.fabian@fitchratings.com
Bridget Steers - S&P                     (212) 438-2610
                                         bridget_steers@sandp.com




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS

Title of Securities:        Asset Backed Funding Corporation
                            Asset Backed Certificates, Series 2004-OPT5, the
                            "Trust."

Offered Certificates:       The Class A-2, Class A-3, Class A-4 and Class A-5
                            Certificates (the "Group 2 Class A Certificates" and together with the Class A-1 Certificates, the "Class
                            A Certificates") and the Class M-1, Class M-2, Class
                            M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                            Certificates (the "Mezzanine Certificates").

Non-Offered Certificates:   The Class A-1 Certificates (together with the
                            Offered Certificates, the "Certificates").

Sequential Certificates:    The  Class  A-2,  Class  A-3 and  Class  A-4
                            Certificates.  All principal  distributions to the
                            Sequential  Certificates shall be  paid  first,  to
                            the  Class  A-2  Certificates  until  the principal
                            balance of the Class A-2 Certificates is reduced to
                            zero,   second,  to  the  Class  A-3  Certificates
                            until  the principal  balance of the Class A-3
                            Certificates is reduced to zero, and then to Class
                            A-4 Certificates until the principal balance of the Class A-4 Certificates is reduced to zero.

Offering Type:              All of the Certificates  will be offered publicly
                            pursuant to a Prospectus.

Depositor:                  Asset Backed Funding Corporation.

Originator and Master       Option One Mortgage Corporation.
Servicer:

Trustee and Custodian:      Wells Fargo Bank, N.A.

Credit Risk Manager:        The Murrayhill Company.

Lead Manager and            Banc of America Securities LLC.
Bookrunner:

Co-Managers:                Countrywide  Securities Corporation and Merrill
                            Lynch, Pierce, Fenner & Smith Incorporated.

Closing Date:               On or about October 14, 2004.

Tax Status:                 The Offered Certificates will be designated as
                            regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:          All of the  Offered  Certificates  are  expected  to
                            be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:          The Offered Certificates are not expected to
                            constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:         The 25th of each month, or if such day is not a
                            business day, the next succeeding business day, beginning in November 2004.

Accrued Interest:           The price to be paid by investors for the Offered
                            Certificates will not include accrued interest
                            (settle flat).

Day Count:                  With respect to the Offered Certificates Actual/360.

Payment Delay:              With respect to the Offered Certificates 0 days.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS
Servicing Fee:             0.30% per annum on the aggregate principal
                           balance of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date and 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing Date.

Trustee Fee:               Approximately 0.0085% per annum on the aggregate
                           principal balance of the Mortgage Loans.

Credit Risk Manager Fee:   Approximately 0.0150% per annum on the aggregate
                           principal balance of the Mortgage Loans.

Statistical Cut-off Date:  September 1, 2004.

Cut-off Date:              For each Mortgage Loan in the mortgage pool on
                           the Closing Date, the close of business on October 1, 2004.

Mortgage Loans:            As of the Statistical Cut-off Date, the
                           aggregate principal balance of the Mortgage
                           Loans is approximately $1,367,149,424 of which:
                           (i) approximately $1,050,502,996 consists of a pool of conforming balance fixed-rate and adjustable-rate Mortgage Loans (the "Group I
                           Mortgage Loans") and (ii) approximately
                           $316,646,428 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II
                           Mortgage Loans" and, together with the Group I
                           Mortgage Loans, the "Mortgage Loans"). See the accompanying ABFC 2004-OPT5 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination       The first Distribution Date on which the
Date:                      aggregate principal balance of the Mortgage
                           Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Cut-off Date Principal Balance").

Monthly Master Servicer    The Master Servicer will be obligated to advance
Advances:                  its own funds in an amount equal to the
                           aggregate of all payments of principal and interest
                           (net of Servicing Fees) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.







Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

Credit Enhancement:     Credit  enhancement  for the  structure  is provided
                        by the PMI  Policy,  Excess  Cashflow,
                        overcollateralization  and subordination.

                        Credit Enhancement:
                        -------------------

                        (1) The Class A Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 9.50% in subordinate certificates.

                        (2) The Class M-1 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 5.50% in subordinate certificates.

                        (3) The Class M-2 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 2.75% in subordinate certificates.

                        (4) The Class M-3 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 2.00% in subordinate certificates.

                        (5) The Class M-4 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 1.25% in subordinate certificates.

                        (6) The Class M-5 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 0.65% in subordinate certificates.

                        (7) The Class M-6 Certificates are enhanced by the PMI Policy, Excess Cashflow, the Overcollateralization Amount and approximately 0.30% in subordinate certificates.

                        (8) The Class M-7 Certificates are enhanced by the PMI Policy, Excess Cashflow and the
                              Overcollateralization Amount.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------



PMI Policy:                     The depositor will acquire a mortgage pool
                                insurance policy (the "PMI Policy") on behalf of the Trust on the Closing Date. The PMI
                                Policy will cover a portion of certain losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately
                                80.15% of those Mortgage Loans in the Trust with original combined loan-to-value ratios in excess of 60%. With respect to the Group I
                                Mortgage  Loans and the Group II  Mortgage
                                Loans, the PMI Policy will cover losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately
                                82.65% and 71.86% respectively of such Mortgage Loans with combined loan-to-value ratios in excess of 60%.

PMI Policy Provider:            PMI Mortgage Insurance Co.

Expected Credit Support
Percentage:
                        Class   Initial Credit Support    After Stepdown Support
                        -----   ----------------------    ----------------------
                        A              10.00%                    20.00%
                        M-1             6.00%                    12.00%
                        M-2             3.25%                     6.50%
                        M-3             2.50%                     5.00%
                        M-4             1.75%                     3.50%
                        M-5             1.15%                     2.30%
                        M-6             0.80%                     1.60%
                        M-7             0.50%                     1.00%




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                              CREDIT ENCHANCEMENT
Expected                  Approximately 0.50% of the Cut-off Date Principal
Overcollateralization     Balance.
Target Amount:

Overcollateralization     The Overcollateralization Release Amount means,
Release                   with respect to any Distribution Date on or after
Amount:                   the Stepdown Date on which a Trigger Event is not
                          in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution
                          Date (assuming that 100% of the Principal Remittance
                          Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization
                          Target Amount for such Distribution Date.

Overcollateralization     As of any Distribution Date, the
Deficiency Amount:        Overcollateralization Deficiency Amount is the
                          excess, if any, of (a) the Overcollateralization
                          Target Amount for such Distribution Date over (b) the
                          Overcollateralization Amount for such Distribution
                          Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra
                          Principal Distribution Amount) on such Distribution
                          Date, but prior to taking into account any Realized
                          Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization     The Overcollateralization Amount is equal to the
Amount:                   excess of the aggregate principal balance of the
                          Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the
                          Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the
                          Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization
                          Amount until the Overcollateralization Target Amount is reached.






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

Available Funds:          Available Funds will be equal to the sum of the
                          following amounts with respect to the Mortgage
                          Loans, net of amounts reimbursable or payable therefrom to the Master Servicer or the
                          Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the Trustee one business day prior to the related determination date, after deduction of the Trustee Fee for such Distribution Date, the
                          Servicing Fee for such Distribution Date, the
                          Credit Risk Manager Fee for such Distribution
                          Date, the PMI Policy premium for such
                          distribution date and any accrued and unpaid
                          Servicing Fees, Trustee Fees, and Credit Risk
                          Manager Fees in respect of any prior
                          Distribution Dates (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution
                          Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the Master Servicer in connection with Advances and Compensating Interest for such Distribution Date.

Excess Cashflow:          For the Offered Certificates on each
                          Distribution Date is equal to the sum of (x) any Overcollateralization Release Amount and
                          (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered
                          Certificates and (ii) the Principal Remittance
                          Amount.

Stepdown Date:            The earlier to occur of (i) the Distribution
                          Date on which the aggregate certificate
                          principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November
                          2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to approximately 20.00%.
                          The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine
                          Certificates and the Overcollateralization
                          Amount (before taking into account
                          distributions of principal on such distribution
                          date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                               PASS THROUGH RATES

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:              The Formula Rate for the Offered Certificates
                           is the sum of (a) one-month LIBOR as
                           determined for the related period and (b) the certificate margin for the applicable class.

                           On each Distribution Date after the Optional
                           Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be
                           1.5 times the related initial certificate margin.

Adjusted Net Mortgage      The Adjusted Net Mortgage Rate for each
Rate:                      Mortgage Loan is equal to the mortgage
                           interest rate less the sum of (i) the Servicing Fee rate, (ii) the Trustee Fee rate, (iii) the Credit
                           Risk Manager Fee rate and (iv) the PMI Policy premium rate, if any.

Net WAC Rate:              The Net WAC Rate for the Class A-1
                           Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

                           The Net WAC Rate for the Group 2 Class A Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

                           The Net WAC Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A-1 Certificates and the Net WAC Rate for the Group 2 Class A Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate Carryover     If, on any Distribution Date the Pass-Through
Amount:                    Rate for a class of Offered Certificates is
                           limited by the related Net WAC Rate, the "Net WAC
                           Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related
                           Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior
                           Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover
                           Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                 TRIGGER EVENT

Trigger Event:      A Trigger Event exists with respect to any Distribution
                    Date on or after the Stepdown Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [TBD]% of the Credit Enhancement Percentage or (ii) if the Cumulative Realized Loss Percentage exceeds the value defined below for such Distribution Date:

            Distribution Dates             Cumulative Realized Loss Percentage
            ----------------------------   -----------------------------------
            November 2007 - October 2008                 [TBD]%
            November 2008 - October 2009                 [TBD]%
            November 2009 - October 2010                 [TBD]%
            November 2010 - October 2011                 [TBD]%
            November 2011 and after                      [TBD]%






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                          YIELD MAINTENANCE AGREEMENT

Yield Maintenance         On the Closing Date, the Trustee will enter
Agreement -               into a Yield Maintenance Agreement with a
                          counterparty (the "Counterparty") for the
Group 2 Class A           benefit of the Group 2 Class A Certificates.
Certificates:             In exchange for a fixed payment on the Closing
                          Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds a ceiling rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance
                          Agreement will terminate after the Distribution Date in June 2007.

Yield Maintenance         On the Closing Date, the Trustee will enter
Agreement -               into a Yield Maintenance Agreement with the
                          Counterparty for the benefit of the Mezzanine
Mezzanine Certificates:   Certificates. In exchange for a fixed payment
                          on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds a ceiling rate. Net WAC Rate
                          Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow
                          Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield
                          Maintenance Agreement will terminate after the Distribution Date in January 2012.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                             INTEREST DISTRIBUTIONS

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) concurrently, to the holders of the Group 2 Class A Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Group 2 Class A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently to the holders of the Group 2 Class A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii)  any remainder as described under "Excess Cashflow Distribution."





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                            PRINCIPAL DISTRIBUTIONS

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) pro rata, to the holders of the Class A-5 Certificates and the Sequential Certificates, until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) pro rata, to the holders of the Class A-5 Certificates and the Sequential Certificates, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                            PRINCIPAL DISTRIBUTIONS

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) pro rata, to the holders of the Class A-5 Certificates and the Sequential Certificates, until the certificate principal balances thereof have been reduced to zero.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) pro rata, to the holders of the Class A-5 Certificates and the Sequential Certificates, until the certificate principal balances thereof have been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after IV and V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                          EXCESS CASHFLOW DISTRIBUTION

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)  to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii) to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)  to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)   to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)  to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii) to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii) to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)  to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)   to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)  to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii) to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii) to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)  to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates; and

(xvii) any remaining amounts as specified in the pooling and servicing agreement.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Accrued Certificate       Accrued Certificate Interest for each class of
Interest:                 Offered Certificates for each Distribution Date
                          means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Allocated Realized Loss   An Allocated Realized Loss Amount with respect to
Amount:                   any class of the Mezzanine Certificates and any
                          Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized
                          Loss Amount for that class remaining unpaid from the previous Distribution Date.

Class M-1 Principal       The Class M-1 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount) and the Class M-1
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 88.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-2 Principal       The Class M-2 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount) and the Class M-2
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 93.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and (y) the Cut-off Date Principal Balance.

Class M-3 Principal       The Class M-3 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount) and the Class M-3
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                          Principal Balance.






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Class M-4 Principal       The Class M-4 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount) and the Class M-4
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                          Principal Balance.

Class M-5 Principal       The Class M-5 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 97.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                          Principal Balance.

Class M-6 Principal       The Class M-6 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 98.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                          Principal Balance.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Class M-7 Principal       The Class M-7 Principal Distribution Amount is an
Distribution Amount:      amount equal to the excess of (x) the sum of the
                          Certificate principal balance of the Class A
                          Certificates (after taking into account the Senior
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount) and the Class M-7
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the Cut-off Date
                          Principal Balance.

Extra Principal           The Extra Principal Distribution Amount with
Distribution              respect to any Distribution Date is the lesser of
Amount:                   (x) the Excess Cashflow for such Distribution Date
                          and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

Group I Interest          The Group I Interest Remittance Amount with respect
Remittance                to any Distribution Date is that portion of the
Amount:                   Available Funds for such Distribution Date
                          attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal         The Group I Principal Percentage for any
Percentage:               Distribution Date is the percentage equivalent of a
                          fraction, the numerator of which is (i) the Group I
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Group I Principal         The Group I Principal Remittance Amount means
Remittance Amount:        with respect to any Distribution Date, the sum of
                          (i) all scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Master
                          Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage
                          Loans applied by the Master Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance
                          Proceeds and recoveries received during such Prepayment Period with respect to the Group I Mortgage
                          Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Group I
                          Mortgage Loans, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group I Mortgage
                          Loans and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Group I Senior Principal  Group I Senior Principal Distribution Amount
Distribution Amount:      means as of any Distribution Date (i) before the
                          Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date and (b) the Group I
                          Principal Percentage of the Principal Distribution
                          Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Class
                          A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 80.00% and (2) the aggregate Principal Balance of the Group I Mortgage
                          Loans as of the last day of the related Collection
                          Period and (y) the amount by which the aggregate
                          Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate
                          Principal Balance of the Group I Mortgage Loans on the
                          Cut-off Date.

Group II Principal        The Group II Principal Percentage for any
Percentage:               Distribution Date is the percentage equivalent of
                          a fraction, the numerator of which is (i) the Group II
                          Principal Remittance Amount for such Distribution
                          Date, and the denominator of which is (ii) the Principal Remittance Amount for such Distribution
                          Date.

Group II Interest         The Group II Interest Remittance Amount with
Remittance Amount:        respect to any Distribution Date is that portion
                          of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Group II Principal        The Group II Principal Remittance Amount means
Remittance Amount:        with respect to any Distribution Date, the sum of
                          (i) all scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Master
                          Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage
                          Loans received by the Master Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance
                          Proceeds and recoveries received during such Prepayment Period with respect to the Group II
                          Mortgage Loans, (iv) that portion of the Purchase
                          Price, representing principal of any repurchased Group
                          II Mortgage Loans, deposited to the Collection Account during such Prepayment Period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group II
                          Mortgage Loans and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.

Group II Senior           Group II Senior Principal Distribution Amount
Principal Distribution    means as of any Distribution Date (i) before the
Amount:                   Stepdown Date or as to which a Trigger Event is
                          in effect, the lesser of (a) the aggregate certificate principal balance of the Group 2 Class A Certificates immediately prior to such Distribution Date and (b) the Group II Principal Percentage of the Principal
                          Distribution Amount and (ii) on or after the Stepdown
                          Date and as long as a Trigger Event is not in effect, the excess of (a) the certificate principal balance of the Group 2 Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 80.00% and (2) the aggregate Principal Balance of the Group II Mortgage
                          Loans as of the last day of the related Collection
                          Period and (y) the amount by which the aggregate
                          Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate
                          Principal Balance of the Group II Mortgage Loans on the Cut-off Date

Principal Remittance      The Principal Remittance Amount is the sum of the
Amount:                   Group I Principal Remittance Amount and the Group
                          II Principal Remittance Amount.

Principal Distribution    The Principal Distribution Amount is the sum of
Amount:                   the Principal Remittance Amount (minus the
                          Overcollateralization Release Amount, if any) and the Extra Principal Distribution Amount, if any.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  DEFINITIONS

Realized Losses:          A Realized Loss is (i) as to any Mortgage Loan
                          that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                          All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-7 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.

Senior Principal          The Senior Principal Distribution Amount is an
Distribution Amount:      amount equal to the sum of (i) the Group I
                          Senior Principal Distribution Amount and (ii) the
                          Group II Senior Principal Distribution Amount.

Unpaid Interest           The Unpaid Interest Shortfall Amount means (i)
Shortfall Amount:         for each class of Offered Certificates and the
                          first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1)
                          Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding
                          Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                  To Maturity

Class A-2 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        12.86              1.96              1.33                1.00
First Principal Date                    11/25/2004         11/25/2004        11/25/2004          11/25/2004
Last Principal Date                      6/25/2025         12/25/2008         8/25/2007          11/25/2006
Payment Windows (mos.)                      248                50                34                  25

Class A-3 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        23.43              6.14              4.13                3.00
First Principal Date                     6/25/2025         12/25/2008         8/25/2007          11/25/2006
Last Principal Date                     10/25/2030          5/25/2013         8/25/2010          1/25/2009
Payment Windows (mos.)                      65                 54                37                  27

Class A-4 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        27.96              14.04             9.81                7.32
First Principal Date                    10/25/2030          5/25/2013         8/25/2010          1/25/2009
Last Principal Date                      6/25/2034          8/25/2031         2/25/2026          4/25/2021
Payment Windows (mos.)                      45                 220               187                148

Class A-5 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        19.01              5.83              4.01                2.98
First Principal Date                    11/25/2004         11/25/2004        11/25/2004          11/25/2004
Last Principal Date                      6/25/2034          8/25/2031         2/25/2026          4/25/2021
Payment Windows (mos.)                      356                322               256                198

Class M-1 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        26.03              10.20             6.99                5.32
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          12/25/2007
Last Principal Date                      3/25/2034          3/25/2026         3/25/2020          6/25/2016
Payment Windows (mos.)                      96                 203               149                103

Class M-2 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        26.00              9.96              6.80                5.16
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                     12/25/2033          9/25/2023         2/25/2018          9/25/2014
Payment Windows (mos.)                      93                 173               124                 83


Class A-2 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        0.80                 0.66                0.56
First Principal Date                    11/25/2004           11/25/2004          11/25/2004
Last Principal Date                     5/25/2006            2/25/2006           11/25/2005
Payment Windows (mos.)                      19                   16                  13

Class A-3 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        2.25                 1.82                1.51
First Principal Date                    5/25/2006            2/25/2006           11/25/2005
Last Principal Date                     9/25/2007            2/25/2007           9/25/2006
Payment Windows (mos.)                      17                   13                  11

Class A-4 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        5.69                 4.39                3.36
First Principal Date                    9/25/2007            2/25/2007           9/25/2006
Last Principal Date                     10/25/2017           5/25/2015           7/25/2013
Payment Windows (mos.)                     122                  100                  83

Class A-5 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        2.30                 1.82                1.45
First Principal Date                    11/25/2004           11/25/2004          11/25/2004
Last Principal Date                     10/25/2017           5/25/2015           7/25/2013
Payment Windows (mos.)                     156                  127                 105

Class M-1 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        4.50                 4.15                4.17
First Principal Date                    1/25/2008            3/25/2008           6/25/2008
Last Principal Date                     11/25/2013           2/25/2012           11/25/2010
Payment Windows (mos.)                      71                   48                  30

Class M-2 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        4.30                 3.87                3.69
First Principal Date                    12/25/2007           1/25/2008           2/25/2008
Last Principal Date                     7/25/2012            1/25/2011           12/25/2009
Payment Windows (mos.)                      56                   37                  23






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                  To Maturity


Class M-3 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        25.94              9.62              6.54                4.95
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                      7/25/2033          6/25/2020         8/25/2015          11/25/2012
Payment Windows (mos.)                      88                 134               94                  61

Class M-4 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        25.85              9.27              6.28                4.75
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                      3/25/2033          1/25/2019         7/25/2014          1/25/2012
Payment Windows (mos.)                      84                 117               81                  51

Class M-5 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        25.61              8.61              5.82                4.40
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                      8/25/2032          1/25/2017         2/25/2013          12/25/2010
Payment Windows (mos.)                      77                 93                64                  38

Class M-6 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        25.03              7.60              5.11                3.88
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                      7/25/2031          7/25/2014         5/25/2011          8/25/2009
Payment Windows (mos.)                      64                 63                43                  22

Class M-7 (To Maturity)
FRM PPC / ARM PPC                          0%|0%             50%|50%           75%|75%           100%|100%
Average Life (yrs.)                        23.43              5.95              3.99                3.22
First Principal Date                     4/25/2026          5/25/2009        11/25/2007          11/25/2007
Last Principal Date                     12/25/2029          4/25/2012        10/25/2009          6/25/2008
Payment Windows (mos.)                      45                 36                24                  8


Class M-3 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        4.12                 3.67                3.45
First Principal Date                    12/25/2007           12/25/2007          1/25/2008
Last Principal Date                     1/25/2011            11/25/2009          12/25/2008
Payment Windows (mos.)                      38                   24                  12

Class M-4 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        3.94                 3.52                3.30
First Principal Date                    11/25/2007           12/25/2007          12/25/2007
Last Principal Date                     6/25/2010            4/25/2009           7/25/2008
Payment Windows (mos.)                      32                   17                  8

Class M-5 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        3.66                 3.27                3.18
First Principal Date                    11/25/2007           11/25/2007          11/25/2007
Last Principal Date                     7/25/2009            8/25/2008           12/25/2007
Payment Windows (mos.)                      21                   10                  2

Class M-6 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        3.26                 3.11                3.11
First Principal Date                    11/25/2007           11/25/2007          11/25/2007
Last Principal Date                     7/25/2008            11/25/2007          11/25/2007
Payment Windows (mos.)                      9                    1                   1

Class M-7 (To Maturity)
FRM PPC / ARM PPC                       125%|125%            150%|150%           175%|175%
Average Life (yrs.)                        3.11                 3.11                3.11
First Principal Date                    11/25/2007           11/25/2007          11/25/2007
Last Principal Date                     11/25/2007           11/25/2007          11/25/2007
Payment Windows (mos.)                      1                    1                   1




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                    To Call


Class A-2 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       12.86               1.96                1.33               1.00
First Principal Date                    11/25/2004         11/25/2004          11/25/2004         11/25/2004
Last Principal Date                     6/25/2025          12/25/2008          8/25/2007          11/25/2006
Payment Windows (mos.)                     248                 50                  34                 25

Class A-3 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       23.43               6.14                4.13               3.00
First Principal Date                    6/25/2025          12/25/2008          8/25/2007          11/25/2006
Last Principal Date                     10/25/2030          5/25/2013          8/25/2010           1/25/2009
Payment Windows (mos.)                      65                 54                  37                 27

Class A-4 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       27.71               12.30               8.40               6.23
First Principal Date                    10/25/2030          5/25/2013          8/25/2010           1/25/2009
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                      30                 69                  48                 37

Class A-5 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       18.95               5.42                3.68               2.72
First Principal Date                    11/25/2004         11/25/2004          11/25/2004         11/25/2004
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                     341                 171                117                 87

Class M-1 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.91               9.48                6.43               4.90
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         12/25/2007
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                      84                 117                 81                 50

Class M-2 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.91               9.48                6.43               4.88
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                      84                 117                 81                 51


Class A-2 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       0.80               0.66               0.56
First Principal Date                   11/25/2004         11/25/2004         11/25/2004
Last Principal Date                    5/25/2006           2/25/2006         11/25/2005
Payment Windows (mos.)                     19                 16                 13

Class A-3 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       2.25               1.82               1.51
First Principal Date                   5/25/2006           2/25/2006         11/25/2005
Last Principal Date                    9/25/2007           2/25/2007          9/25/2006
Payment Windows (mos.)                     17                 13                 11

Class A-4 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       4.84               3.68               2.82
First Principal Date                   9/25/2007           2/25/2007          9/25/2006
Last Principal Date                    6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                     34                 27                 23

Class A-5 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       2.10               1.65               1.32
First Principal Date                   11/25/2004         11/25/2004         11/25/2004
Last Principal Date                    6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                     68                 54                 45

Class M-1 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       4.17               3.87               3.77
First Principal Date                   1/25/2008           3/25/2008          6/25/2008
Last Principal Date                    6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                     30                 14                  2

Class M-2 (To Call)
FRM PPC / ARM PPC                      125%|125%           150%|150%          175%|175%
Average Life (yrs.)                       4.09               3.68               3.56
First Principal Date                   12/25/2007          1/25/2008          2/25/2008
Last Principal Date                    6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                     31                 16                  6





Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                                  BOND SUMMARY
                                    To Call


Class M-3 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.91               9.48                6.43               4.87
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                      84                 117                 81                 51

Class M-4 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.85               9.27                6.28               4.75
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     3/25/2033           1/25/2019          7/25/2014           1/25/2012
Payment Windows (mos.)                      84                 117                 81                 51

Class M-5 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.61               8.61                5.82               4.40
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     8/25/2032           1/25/2017          2/25/2013          12/25/2010
Payment Windows (mos.)                      77                 93                  64                 38

Class M-6 (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       25.03               7.60                5.11               3.88
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     7/25/2031           7/25/2014          5/25/2011           8/25/2009
Payment Windows (mos.)                      64                 63                  43                 22

Class M-7  (To Call)
FRM PPC / ARM PPC                         0%|0%              50%|50%            75%|75%            100%|100%
Average Life (yrs.)                       23.43               5.95                3.99               3.22
First Principal Date                    4/25/2026           5/25/2009          11/25/2007         11/25/2007
Last Principal Date                     12/25/2029          4/25/2012          10/25/2009          6/25/2008
Payment Windows (mos.)                      45                 36                  24                  8


Class M-3 (To Call)
FRM PPC / ARM PPC                       125%|125%           150%|150%          175%|175%
Average Life (yrs.)                        4.06               3.61               3.42
First Principal Date                    12/25/2007         12/25/2007          1/25/2008
Last Principal Date                     6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                      31                 17                  7

Class M-4 (To Call)
FRM PPC / ARM PPC                       125%|125%           150%|150%          175%|175%
Average Life (yrs.)                        3.94               3.52               3.30
First Principal Date                    11/25/2007         12/25/2007         12/25/2007
Last Principal Date                     6/25/2010           4/25/2009          7/25/2008
Payment Windows (mos.)                      32                 17                  8

Class M-5 (To Call)
FRM PPC / ARM PPC                       125%|125%           150%|150%          175%|175%
Average Life (yrs.)                        3.66               3.27               3.18
First Principal Date                    11/25/2007         11/25/2007         11/25/2007
Last Principal Date                     7/25/2009           8/25/2008         12/25/2007
Payment Windows (mos.)                      21                 10                  2

Class M-6 (To Call)
FRM PPC / ARM PPC                       125%|125%           150%|150%          175%|175%
Average Life (yrs.)                        3.26               3.11               3.11
First Principal Date                    11/25/2007         11/25/2007         11/25/2007
Last Principal Date                     7/25/2008          11/25/2007         11/25/2007
Payment Windows (mos.)                      9                   1                  1

Class M-7  (To Call)
FRM PPC / ARM PPC                       125%|125%           150%|150%          175%|175%
Average Life (yrs.)                        3.11               3.11               3.11
First Principal Date                    11/25/2007         11/25/2007         11/25/2007
Last Principal Date                     11/25/2007         11/25/2007         11/25/2007
Payment Windows (mos.)                      1                   1                  1






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                          Group 2 Class A Certificates


                      Net WAC    Net WAC     Effective Net
Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
------   ----------   -------    -------    ---------------
1        11/25/2004      4.31%      4.31%              8.50%
2        12/25/2004      6.03%      6.03%              8.50%
3        1/25/2005       5.84%      5.84%              8.50%
4        2/25/2005       5.84%      5.84%              8.50%
5        3/25/2005       6.47%      6.47%              8.50%
6        4/25/2005       5.84%      5.84%              8.50%
7        5/25/2005       6.03%      6.03%              8.50%
8        6/25/2005       5.84%      5.84%              8.50%
9        7/25/2005       6.04%      6.04%              8.50%
10       8/25/2005       5.84%      5.84%              8.50%
11       9/25/2005       5.74%      5.74%              8.50%
12       10/25/2005      5.94%      5.94%              8.50%
13       11/25/2005      5.74%      5.75%              8.50%
14       12/25/2005      5.94%      5.94%              8.50%
15       1/25/2006       5.75%      5.75%              8.50%
16       2/25/2006       5.75%      5.75%              8.50%
17       3/25/2006       6.36%      6.36%              8.50%
18       4/25/2006       5.75%      5.75%              8.50%
19       5/25/2006       5.94%      5.94%              8.50%
20       6/25/2006       5.79%      6.04%              8.50%
21       7/25/2006       6.10%      7.35%              8.50%
22       8/25/2006       5.94%      7.56%              8.50%
23       9/25/2006       5.94%      7.56%              8.50%
24       10/25/2006      6.14%      7.81%              8.50%
25       11/25/2006      5.94%      7.55%              8.50%
26       12/25/2006      6.14%      7.91%              8.50%
27       1/25/2007       5.94%      8.01%              8.50%
28       2/25/2007       5.94%      8.16%              8.50%
29       3/25/2007       6.58%      9.03%              9.03%
30       4/25/2007       5.94%      8.15%              8.50%
31       5/25/2007       5.89%      8.17%              8.50%
32       6/25/2007       5.70%      8.03%              8.50%
33       7/25/2007       5.90%      8.73%              8.73%
34       8/25/2007       5.71%      8.62%              8.62%
35       9/25/2007       5.71%      8.62%              8.62%
36       10/25/2007      5.90%      8.90%              8.90%
37       11/25/2007      5.71%      8.61%              8.61%
38       12/25/2007      5.90%      9.00%              9.00%
39       1/25/2008       5.71%      9.08%              9.08%
40       2/25/2008       5.71%      9.23%              9.23%
41       3/25/2008       6.11%      9.86%              9.86%
42       4/25/2008       5.71%      9.22%              9.22%
43       5/25/2008       5.90%      9.52%              9.52%
44       6/25/2008       5.71%      9.22%              9.22%
45       7/25/2008       5.90%      9.54%              9.54%
46       8/25/2008       5.71%      9.24%              9.24%
47       9/25/2008       5.71%      9.23%              9.23%
48       10/25/2008      5.90%      9.53%              9.53%
49       11/25/2008      5.71%      9.22%              9.22%
50       12/25/2008      5.90%      9.53%              9.53%
51       1/25/2009       5.71%      9.24%              9.24%
52       2/25/2009       5.71%      9.24%              9.24%
53       3/25/2009       6.32%     10.22%             10.22%
54       4/25/2009       5.71%      9.23%              9.23%
55       5/25/2009       5.90%      9.53%              9.53%
56       6/25/2009       5.71%      9.22%              9.22%
57       7/25/2009       5.90%      9.52%              9.52%
58       8/25/2009       5.71%      9.20%              9.20%
59       9/25/2009       5.71%      9.20%              9.20%
60       10/25/2009      5.90%      9.50%              9.50%
61       11/25/2009      5.71%      9.19%              9.19%
62       12/25/2009      5.90%      9.49%              9.49%
63       1/25/2010       5.71%      9.17%              9.17%
64       2/25/2010       5.71%      9.17%              9.17%
65       3/25/2010       6.32%     10.14%             10.14%
66       4/25/2010       5.71%      9.16%              9.16%
67       5/25/2010       5.90%      9.45%              9.45%
68       6/25/2010       5.71%      9.14%              9.14%
69       7/25/2010       5.90%      9.44%              9.44%
70       8/25/2010       5.71%      9.13%              9.13%
71       9/25/2010       5.71%      9.13%              9.13%
72       10/25/2010      5.90%      9.42%              9.42%
73       11/25/2010      5.71%      9.11%              9.11%
74       12/25/2010      5.90%      9.41%              9.41%
75       1/25/2011       5.71%      9.10%              9.10%
76       2/25/2011       5.71%      9.10%              9.10%
77       3/25/2011       6.32%     10.06%             10.06%
78       4/25/2011       5.71%      9.08%              9.08%
79       5/25/2011       5.90%      9.38%              9.38%
80       6/25/2011       5.71%      9.07%              9.07%
81       7/25/2011       5.90%      9.37%              9.37%
82       8/25/2011       5.71%      9.06%              9.06%
83       9/25/2011       5.71%      9.05%              9.05%
84       10/25/2011      5.90%      9.35%              9.35%
85       11/25/2011      5.71%      9.04%              9.04%
86       12/25/2011      5.90%      9.34%              9.34%
87       1/25/2012       5.71%      9.03%              9.03%



(1)   Assumes 6-month LIBOR at 2.06% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-OPT5
$1,354,195,000 (approximate)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                             Mezzanine Certificates


                      Net WAC    Net WAC     Effective Net
Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
------   ----------   -------    -------    ---------------
1        11/25/2004      4.32%      4.32%             10.00%
2        12/25/2004      6.05%      6.05%             10.00%
3        1/25/2005       5.85%      5.85%             10.00%
4        2/25/2005       5.85%      5.85%             10.00%
5        3/25/2005       6.48%      6.48%             10.00%
6        4/25/2005       5.85%      5.85%             10.00%
7        5/25/2005       6.05%      6.05%             10.00%
8        6/25/2005       5.85%      5.85%             10.00%
9        7/25/2005       6.05%      6.05%             10.00%
10       8/25/2005       5.85%      5.85%             10.00%
11       9/25/2005       5.76%      5.76%             10.00%
12       10/25/2005      5.95%      5.95%             10.00%
13       11/25/2005      5.76%      5.76%             10.00%
14       12/25/2005      5.95%      5.95%             10.00%
15       1/25/2006       5.76%      5.76%             10.00%
16       2/25/2006       5.76%      5.76%             10.00%
17       3/25/2006       6.37%      6.37%             10.00%
18       4/25/2006       5.76%      5.76%             10.00%
19       5/25/2006       5.95%      5.95%             10.00%
20       6/25/2006       5.78%      5.88%             10.00%
21       7/25/2006       6.12%      7.38%             10.00%
22       8/25/2006       5.97%      7.64%             10.00%
23       9/25/2006       5.97%      7.64%             10.00%
24       10/25/2006      6.17%      7.89%             10.00%
25       11/25/2006      5.97%      7.64%             10.00%
26       12/25/2006      6.17%      7.93%             10.00%
27       1/25/2007       5.97%      8.10%             10.00%
28       2/25/2007       5.97%      8.26%             10.00%
29       3/25/2007       6.61%      9.14%             10.00%
30       4/25/2007       5.97%      8.26%             10.00%
31       5/25/2007       5.92%      8.28%             10.00%
32       6/25/2007       5.73%      8.06%             10.00%
33       7/25/2007       5.93%      8.86%             10.00%
34       8/25/2007       5.75%      8.79%             10.00%
35       9/25/2007       5.75%      8.78%             10.00%
36       10/25/2007      5.94%      9.07%             10.00%
37       11/25/2007      5.75%      8.78%             10.00%
38       12/25/2007      5.94%      9.11%             10.00%
39       1/25/2008       5.75%      9.26%             10.00%
40       2/25/2008       5.75%      9.43%             10.00%
41       3/25/2008       6.14%     10.08%             10.08%
42       4/25/2008       5.74%      9.42%             10.00%
43       5/25/2008       5.94%      9.73%             10.00%
44       6/25/2008       5.74%      9.41%             10.00%
45       7/25/2008       5.93%      9.75%             10.00%
46       8/25/2008       5.74%      9.45%             10.00%
47       9/25/2008       5.74%      9.45%             10.00%
48       10/25/2008      5.93%      9.76%             10.00%
49       11/25/2008      5.74%      9.44%             10.00%
50       12/25/2008      5.93%      9.75%             10.00%
51       1/25/2009       5.74%      9.46%             10.00%
52       2/25/2009       5.74%      9.47%             10.00%
53       3/25/2009       6.36%     10.48%             10.48%
54       4/25/2009       5.74%      9.46%             10.00%
55       5/25/2009       5.93%      9.77%             10.00%
56       6/25/2009       5.74%      9.45%             10.00%
57       7/25/2009       5.93%      9.76%             10.00%
58       8/25/2009       5.74%      9.44%             10.00%
59       9/25/2009       5.74%      9.43%             10.00%
60       10/25/2009      5.93%      9.74%             10.00%
61       11/25/2009      5.74%      9.42%             10.00%
62       12/25/2009      5.93%      9.73%             10.00%
63       1/25/2010       5.74%      9.41%             10.00%
64       2/25/2010       5.74%      9.40%             10.00%
65       3/25/2010       6.35%     10.40%             10.40%
66       4/25/2010       5.74%      9.39%             10.00%
67       5/25/2010       5.93%      9.70%             10.00%
68       6/25/2010       5.73%      9.38%             10.00%
69       7/25/2010       5.93%      9.68%             10.00%
70       8/25/2010       5.73%      9.36%             10.00%
71       9/25/2010       5.73%      9.36%             10.00%
72       10/25/2010      5.92%      9.66%             10.00%
73       11/25/2010      5.73%      9.35%             10.00%
74       12/25/2010      5.92%      9.65%             10.00%
75       1/25/2011       5.73%      9.34%             10.00%
76       2/25/2011       5.73%      9.33%             10.00%
77       3/25/2011       6.35%     10.32%             10.32%
78       4/25/2011       5.73%      9.32%             10.00%
79       5/25/2011       5.92%      9.62%             10.00%
80       6/25/2011       5.73%      9.31%             10.00%
81       7/25/2011       5.92%      9.61%             10.00%
82       8/25/2011       5.73%      9.29%             10.00%
83       9/25/2011       5.73%      9.29%             10.00%
84       10/25/2011      5.92%      9.59%             10.00%
85       11/25/2011      5.73%      9.28%             10.00%
86       12/25/2011      5.92%      9.58%             10.00%
87       1/25/2012       5.73%      9.26%             10.00%




(1)   Assumes 6-month LIBOR at 2.06% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        [Banc of America Securities-LOGO]

--------------------------------------------------------------------------------

                        Asset-Backed Funding Corporation
                  Asset-Backed Certificates, Series 2004-OPT5

                                Collateral Annex





                               September 20, 2004



                                Table of Contents
                                -----------------

      ---------------------------------------------------------------------

         >>  Description of Total Mortgage Loans            2
         >>  Description of Group 1 Mortgage Loans          19
         >>  Description of Group 2 Mortgage Loans          36

      ---------------------------------------------------------------------


o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


           DESCRIPTION OF THE COLLATERAL TOTAL MORTGAGE LOANS SUMMARY
           ----------------------------------------------------------

Summary                                                                           Total               Minimum               Maximum
                                                                                  -----               -------               -------
------------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                 $ 1,367,149,424.18
Number of Loans                                                                   7,851
Average Original Loan Balance                                        $       174,523.11    $        50,000.00    $     1,200,000.00
Average Current Loan Balance                                         $       174,136.98    $        45,588.20    $     1,197,866.33
(1) Weighted Average Combined Original LTV                                        76.68%                11.24%               100.00%
(1) Weighted Average Gross Coupon                                                 6.992%                3.875%               12.750%
(1) (2) Weighted Average Gross Margin                                             5.275%                1.420%               10.045%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                  22                     3                   179
(1) Weighted Average Remaining Term to Maturity (months)                            354                   117                   359
(1) (3) Weighted Average Credit Score                                               613                   500                   809
------------------------------------------------------------------------------------------------------------------------------------
(1)   Weighted Average reflected in Total.
(2)   Adjustable Loans Only
(3)   98.83% of the Mortgage Loans have Credit Scores.



--------------------------------------------------------------------------------
                                                             Percent of
                                                        Statistical Cut-Off Date
                                   Range                   Principal Balance
Product Type                       Adjustable                   73.98%
                                   Fixed                        26.02%

Lien                               First                        99.00%
                                   Second                        1.00%
Property Type                      SFR                          78.19%
                                   2-4 Family                   10.82%
                                   PUD                           5.50%
                                   Condominium                   4.68%
                                   Manufactured Housing          0.80%

Occupancy Status                   Owner Occupied               93.81%
                                   Non -Owner Occupied           4.46%
                                   Second Home                   1.74%
Geographic Distribution            California                   26.21%
                                   New York                     11.66%
                                   Massachusetts                10.74%
                                   New Jersey                    5.90%
                                   Florida                       5.75%

Number of States (including DC)                                    49
Largest Zip Code Concentration     02302 (MA)                    0.24%
Loans with Prepayment Penalties                                 77.67%
--------------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Mortgage Coupons                         Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                1   $      366,015.38           0.03%   50.58%   3.875%     718      70.96%
4.001 - 4.500                                4        1,337,250.35           0.10    44.75    4.491      674      78.41
4.501 - 5.000                              101       23,544,337.69           1.72    41.02    4.869      651      72.85
5.001 - 5.500                              265       61,484,771.19           4.50    40.25    5.373      648      74.15
5.501 - 6.000                              819      181,517,775.37          13.28    39.76    5.840      641      74.55
6.001 - 6.500                            1,211      243,112,608.95          17.78    39.73    6.325      629      75.69
6.501 - 7.000                            1,627      301,705,330.21          22.07    39.11    6.804      616      76.51
7.001 - 7.500                            1,083      178,888,207.30          13.08    39.00    7.295      603      77.06
7.501 - 8.000                            1,080      164,798,142.32          12.05    39.43    7.790      590      78.85
8.001 - 8.500                              597       83,025,104.49           6.07    39.64    8.293      580      79.70
8.501 - 9.000                              470       66,260,094.06           4.85    39.45    8.775      575      77.77
9.001 - 9.500                              237       26,279,288.69           1.92    39.66    9.282      578      80.30
9.501 - 10.000                             184       19,754,261.63           1.44    40.25    9.770      569      77.99
10.001 - 10.500                             78        7,758,381.76           0.57    39.61   10.243      560      75.29
10.501 - 11.000                             57        4,494,335.62           0.33    37.26   10.843      575      81.93
11.001 - 11.500                             27        2,071,932.60           0.15    42.45   11.368      593      87.39
11.501 - 12.000                              4          325,069.21           0.02    33.88   11.829      601      98.36
12.001 - 12.500                              5          345,960.98           0.03    43.04   12.479      620     100.00
12.501 - 13.000                              1           80,556.38           0.01    33.80   12.750      528      62.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Mortgage Coupons                         Maturity     Maturity      Age
------------------------------------------------------------------------
3.501 - 4.000                                 360          356        4
4.001 - 4.500                                 360          356        4
4.501 - 5.000                                 359          355        4
5.001 - 5.500                                 359          355        3
5.501 - 6.000                                 356          353        3
6.001 - 6.500                                 357          354        3
6.501 - 7.000                                 356          354        2
7.001 - 7.500                                 357          355        2
7.501 - 8.000                                 358          355        2
8.001 - 8.500                                 358          355        2
8.501 - 9.000                                 358          356        2
9.001 - 9.500                                 355          353        2
9.501 - 10.000                                354          352        2
10.001 - 10.500                               357          355        2
10.501 - 11.000                               359          356        2
11.001 - 11.500                               353          351        2
11.501 - 12.000                               360          357        3
12.001 - 12.500                               313          309        3
12.501 - 13.000                               360          359        1
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Combined Original LTV                    Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                6   $      379,489.83           0.03%   32.83%   6.879%     604      12.72%
15.01 - 20.00                               16        1,288,632.99           0.09    36.22    6.947      640      17.82
20.01 - 25.00                               24        2,058,882.92           0.15    38.39    6.957      623      22.77
25.01 - 30.00                               35        3,371,002.25           0.25    35.73    6.888      598      27.88
30.01 - 35.00                               54        5,961,260.22           0.44    37.41    6.848      616      33.10
35.01 - 40.00                              101       12,857,156.13           0.94    38.88    6.783      599      37.65
40.01 - 45.00                              134       18,793,041.47           1.37    35.55    6.655      608      42.68
45.01 - 50.00                              195       29,898,164.98           2.19    37.54    6.840      594      47.84
50.01 - 55.00                              225       37,625,487.88           2.75    38.32    6.725      600      52.79
55.01 - 60.00                              364       65,905,551.45           4.82    38.86    6.881      593      57.91
60.01 - 65.00                              503       91,344,672.10           6.68    39.62    7.018      585      63.44
65.01 - 70.00                              571      111,152,740.70           8.13    39.02    6.936      595      68.72
70.01 - 75.00                              759      144,533,322.52          10.57    39.22    7.022      586      73.87
75.01 - 80.00                            2,478      413,673,968.39          30.26    39.84    6.903      616      79.62
80.01 - 85.00                              459       89,736,228.48           6.56    40.25    6.951      622      84.29
85.01 - 90.00                              849      168,126,939.66          12.30    40.34    7.112      631      89.67
90.01 - 95.00                              852      150,161,206.46          10.98    39.44    7.083      645      94.78
95.01 - 100.00                             226       20,281,675.75           1.48    39.90    8.917      675      99.69
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Combined Original LTV                    Maturity     Maturity      Age
------------------------------------------------------------------------
10.01 - 15.00                                 307          304        3
15.01 - 20.00                                 351          348        3
20.01 - 25.00                                 342          339        3
25.01 - 30.00                                 345          342        2
30.01 - 35.00                                 333          331        3
35.01 - 40.00                                 344          341        3
40.01 - 45.00                                 349          347        3
45.01 - 50.00                                 349          347        3
50.01 - 55.00                                 354          351        3
55.01 - 60.00                                 355          353        3
60.01 - 65.00                                 354          352        2
65.01 - 70.00                                 357          354        2
70.01 - 75.00                                 356          354        2
75.01 - 80.00                                 358          355        2
80.01 - 85.00                                 358          356        3
85.01 - 90.00                                 360          357        2
90.01 - 95.00                                 359          356        3
95.01 - 100.00                                353          349        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Principal Balance                        Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                         94   $    4,681,398.57           0.34%   33.96%   8.034%     595      55.71%
50,000.01 - 75,000.00                    1,024       64,828,144.96           4.74    35.64    8.101      615      77.38
75,000.01 - 100,000.00                     997       87,931,276.43           6.43    36.97    7.613      612      76.08
100,000.01 - 125,000.00                  1,010      113,659,779.83           8.31    37.86    7.267      608      75.90
125,000.01 - 150,000.00                    963      132,370,405.45           9.68    38.33    7.148      611      75.57
150,000.01 - 175,000.00                    719      116,696,440.86           8.54    38.55    7.027      608      75.58
175,000.01 - 200,000.00                    688      129,344,987.32           9.46    39.30    6.927      609      74.93
200,000.01 - 225,000.00                    454       96,810,993.32           7.08    39.91    6.949      606      75.56
225,000.01 - 250,000.00                    401       95,170,673.38           6.96    40.64    6.733      612      75.76
250,000.01 - 275,000.00                    332       87,096,535.20           6.37    40.83    6.748      611      76.75
275,000.01 - 300,000.00                    274       78,785,235.58           5.76    39.74    6.854      613      77.75
300,000.01 - 325,000.00                    185       57,798,823.57           4.23    41.11    6.736      621      80.27
325,000.01 - 350,000.00                    173       58,497,681.32           4.28    41.62    6.726      618      77.41
350,000.01 - 375,000.00                    114       41,210,089.22           3.01    41.95    6.700      625      81.59
375,000.01 - 400,000.00                     99       38,493,324.55           2.82    42.18    6.746      618      78.33
400,000.01 - 425,000.00                     57       23,484,398.16           1.72    40.25    6.703      635      83.11
425,000.01 - 450,000.00                     61       26,788,231.65           1.96    41.73    6.489      615      76.76
450,000.01 - 475,000.00                     38       17,580,898.60           1.29    42.88    6.654      641      82.12
475,000.01 - 500,000.00                     58       28,406,850.55           2.08    40.17    6.560      625      76.73
500,000.01 - 525,000.00                     21       10,789,074.63           0.79    41.74    6.465      641      79.64
525,000.01 - 550,000.00                     11        5,937,592.88           0.43    37.45    6.359      619      84.28
550,000.01 - 575,000.00                     26       14,633,368.98           1.07    41.22    6.979      597      79.37
575,000.01 - 600,000.00                     13        7,701,740.43           0.56    38.08    6.369      612      78.26
600,000.01 - 625,000.00                      7        4,299,555.14           0.31    44.17    6.271      639      80.08
625,000.01 - 650,000.00                      5        3,195,717.32           0.23    45.89    6.406      596      84.34
650,000.01 - 675,000.00                      4        2,671,868.84           0.20    44.00    7.378      591      71.04
675,000.01 - 700,000.00                      7        4,810,887.23           0.35    44.77    6.478      628      66.50
700,000.01 - 725,000.00                      3        2,138,090.97           0.16    40.04    7.269      576      76.43
725,000.01 - 750,000.00                      3        2,231,127.59           0.16    47.09    6.471      641      75.00
750,000.01 - 775,000.00                      1          767,324.10           0.06    42.31    6.750      534      70.00
775,000.01 - 800,000.00                      1          784,000.00           0.06    50.31    5.590      621      69.69
800,000.01 - 825,000.00                      2        1,626,572.40           0.12    43.94    6.311      630      74.15
825,000.01 - 850,000.00                      1          837,901.81           0.06    18.50    6.950      542      60.00
850,000.01 - 875,000.00                      1          857,500.00           0.06    44.90    5.650      632      61.25
975,000.01 - 1,000,000.00                    2        1,997,339.58           0.15    33.24    6.550      650      63.33
over 1,000,000.01                            2        2,233,593.76           0.16    45.09    6.264      662      75.53
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Principal Balance                        Maturity     Maturity      Age
------------------------------------------------------------------------
less than 50,000.00                           333          330        2
50,000.01 - 75,000.00                         348          346        2
75,000.01 - 100,000.00                        355          352        2
100,000.01 - 125,000.00                       355          353        2
125,000.01 - 150,000.00                       355          352        2
150,000.01 - 175,000.00                       357          355        2
175,000.01 - 200,000.00                       357          354        2
200,000.01 - 225,000.00                       358          355        3
225,000.01 - 250,000.00                       359          356        3
250,000.01 - 275,000.00                       359          356        3
275,000.01 - 300,000.00                       359          356        3
300,000.01 - 325,000.00                       359          357        2
325,000.01 - 350,000.00                       360          357        3
350,000.01 - 375,000.00                       359          356        3
375,000.01 - 400,000.00                       356          353        3
400,000.01 - 425,000.00                       360          357        3
425,000.01 - 450,000.00                       358          355        3
450,000.01 - 475,000.00                       360          357        3
475,000.01 - 500,000.00                       360          357        3
500,000.01 - 525,000.00                       360          357        3
525,000.01 - 550,000.00                       360          357        3
550,000.01 - 575,000.00                       360          357        3
575,000.01 - 600,000.00                       360          357        3
600,000.01 - 625,000.00                       334          331        3
625,000.01 - 650,000.00                       360          358        2
650,000.01 - 675,000.00                       360          357        3
675,000.01 - 700,000.00                       360          357        3
700,000.01 - 725,000.00                       360          358        2
725,000.01 - 750,000.00                       360          357        3
750,000.01 - 775,000.00                       360          356        4
775,000.01 - 800,000.00                       360          354        6
800,000.01 - 825,000.00                       360          357        3
825,000.01 - 850,000.00                       360          357        3
850,000.01 - 875,000.00                       360          356        4
975,000.01 - 1,000,000.00                     360          357        3
over 1,000,000.01                             360          357        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Original Term to Maturity                Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
120                                          6   $      523,262.33           0.04%   42.84%   7.590%     647      68.09%
180                                        147       15,905,844.15           1.16    38.23    6.934      632      63.32
240                                         80       10,726,919.35           0.78    40.41    7.248      626      67.52
360                                      7,618    1,339,993,398.35          98.01    39.51    6.991      613      76.91
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Original Term to Maturity                Maturity     Maturity      Age
------------------------------------------------------------------------
120                                           120          118        2
180                                           180          177        3
240                                           240          238        2
360                                           360          357        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Remaining Term to Maturity

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Remaining Term to Maturity               Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
116 - 120                                    6   $      523,262.33           0.04%   42.84%   7.590%     647      68.09%
171 - 175                                    3          232,592.73           0.02    28.40    6.628      699      51.85
176 - 180                                  144       15,673,251.42           1.15    38.38    6.939      631      63.49
236 - 240                                   80       10,726,919.35           0.78    40.41    7.248      626      67.52
351 - 355                                  170       38,258,948.02           2.80    40.59    6.707      633      81.22
356 - 360                                7,448    1,301,734,450.33          95.22    39.48    6.999      612      76.78
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to      Loa
Remaining Term to Maturity               Maturity     Maturity      Age
------------------------------------------------------------------------
116 - 120                                     120          118        2
171 - 175                                     180          175        5
176 - 180                                     180          178        2
236 - 240                                     240          238        2
351 - 355                                     360          355        5
356 - 360                                     360          358        2
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Credit Score                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
801 - 850                                    5   $      705,731.35           0.05%   47.61%   5.980%     805      61.63%
751 - 800                                  201       37,926,853.84           2.77    36.59    6.685      770      80.17
701 - 750                                  444       83,022,302.08           6.07    39.85    6.601      720      82.50
651 - 700                                1,391      248,942,292.82          18.21    39.43    6.546      671      79.43
601 - 650                                2,312      397,322,881.75          29.06    39.10    6.761      624      78.93
551 - 600                                1,934      335,127,374.46          24.51    39.54    7.144      577      74.58
501 - 550                                1,418      244,728,442.60          17.90    40.56    7.751      527      71.00
451 - 500                                   22        3,387,358.55           0.25    39.99    7.813      500      71.95
Not Scored                                 124       15,986,186.73           1.17    37.50    7.527        0      71.51
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Credit Score                             Maturity     Maturity      Age
------------------------------------------------------------------------
801 - 850                                     293          289        4
751 - 800                                     354          350        3
701 - 750                                     358          355        3
651 - 700                                     355          352        3
601 - 650                                     357          355        2
551 - 600                                     357          355        2
501 - 550                                     358          356        2
451 - 500                                     360          358        2
Not Scored                                    358          356        2
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Credit Grade

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Credit Grade                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
AA+                                        743   $  118,468,564.14           8.67%   39.90%   7.132%     683      83.78%
AA                                       3,298      622,361,201.21          45.52    39.78    6.661      619      76.52
A                                          907      160,637,337.41          11.75    39.50    7.154      556      72.36
B                                          594      100,419,532.64           7.35    40.18    7.801      545      71.93
C                                          324       49,664,580.88           3.63    39.02    8.264      537      66.53
CC                                         120       19,656,452.32           1.44    40.73     9.09      549      60.64
NG                                       1,865      295,941,755.58          21.65    38.55    6.918      641      80.87
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to      Loa
Credit Grade                             Maturity     Maturity      Age
------------------------------------------------------------------------
AA+                                           354          351        3
AA                                            356          354        3
A                                             357          355        2
B                                             358          356        2
C                                             359          357        3
CC                                            360          357        3
NG                                            358          356        2
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Property Type                            Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
Single Family                            6,285   $1,069,032,634.09          78.19%   39.25%   6.988%     609      76.59%
2-4 Family                                 668      147,937,748.95          10.82    40.98    6.931      637      75.64
Planned Unit Development                   388       75,229,116.99           5.50    39.58    7.000      615      78.82
Low Rise Condominium                       395       60,909,348.80           4.46    40.48    7.114      624      77.91
Manufactured Housing                        98       10,959,864.31           0.80    38.14    7.333      649      77.44
High Rise Condominium                       15        2,517,605.54           0.18    40.32    7.700      633      75.00
Condominium                                  2          563,105.50           0.04    44.18    7.893      605      85.25
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Property Type                            Maturity     Maturity      Age
------------------------------------------------------------------------
Single Family                                 357          354        3
2-4 Family                                    357          354        2
Planned Unit Development                      359          356        3
Low Rise Condominium                          358          356        3
Manufactured Housing                          347          345        2
High Rise Condominium                         354          352        2
Condominium                                   360          357        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Occupancy Status

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Occupancy Status                         Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
Owner Occupied                           7,320   $1,282,471,962.13          93.81%   39.57%   6.979%     610      76.80%
Non-Owner Occupied                         394       60,943,951.25           4.46    37.74    7.368      669      74.27
Second Home                                137       23,733,510.80           1.74    40.32    6.729      651      76.10
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to      Loa
Occupancy Status                         Maturity     Maturity      Age
------------------------------------------------------------------------
Owner Occupied                                357          354        3
Non-Owner Occupied                            355          352        3
Second Home                                   356          353        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Documentation                            Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
Full Documentation                       5,306   $  863,664,298.17          63.17%   39.66%   6.972%     605      78.33%
Stated Income Documentation              2,411      477,321,867.36          34.91    39.08    7.028      624      73.78
No Documentation                            82       14,473,000.19           1.06     0.00    7.223      728      80.83
Lite Documentation                          52       11,690,258.46           0.86    44.95    6.773      595      68.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Documentation                            Maturity     Maturity      Age
------------------------------------------------------------------------
Full Documentation                            357          354        3
Stated Income Documentation                   357          355        3
No Documentation                              350          347        3
Lite Documentation                            353          351        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Loan Purpose

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Loan Purpose                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        4,295   $  782,345,525.29          57.22%   39.22%   6.995%     598      72.74%
Purchase                                 2,795      452,791,201.79          33.12    39.68    6.983      642      83.50
Rate Term Refinance                        761      132,012,697.10           9.66    40.58    7.008      604      76.61
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Loan Purpose                             Maturity     Maturity      Age
------------------------------------------------------------------------
Cashout Refinance                             356          354        2
Purchase                                      359          357        3
Rate Term Refinance                           354          351        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Product Type                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
2/28 ARM                                 4,925   $  869,659,120.35          63.61%   39.74%   7.065%     600      77.57%
30 Year Fixed                            1,985      321,811,146.71          23.54    38.93    6.989      641      73.26
3/27 ARM                                   423       72,875,229.49           5.33    38.65    6.726      617      76.86
2/28 ARM with 5yr Interest Only            202       57,923,023.21           4.24    40.39    6.289      631      87.41
15 Year Fixed                              122       13,574,746.60           0.99    38.21    6.852      640      62.06
20 Year Fixed                               77       10,276,700.45           0.75    40.56    7.177      631      67.79
3/27 ARM with 5yr Interest Only             28        8,050,555.85           0.59    38.37    6.055      643      82.98
30 Year Fixed with 5yr Interest Only        19        4,764,364.61           0.35    39.65    6.545      660      69.89
30 Year Fixed Rate Reduction                27        3,829,971.25           0.28    39.58    8.260      558      68.09
2/13 ARM                                    19        1,784,427.72           0.13    37.63    6.932      600      71.42
Other                                       24        2,600,137.94           0.19    40.46    8.035      607      75.47
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Product Type                             Maturity     Maturity      Age
------------------------------------------------------------------------
2/28 ARM                                      360          358        2
30 Year Fixed                                 360          358        2
3/27 ARM                                      360          358        2
2/28 ARM with 5yr Interest Only               360          356        4
15 Year Fixed                                 180          177        3
20 Year Fixed                                 240          237        3
3/27 ARM with 5yr Interest Only               360          356        4
30 Year Fixed with 5yr Interest Only          360          356        4
30 Year Fixed Rate Reduction                  360          358        2
2/13 ARM                                      180          178        2
Other                                         253          251        2
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Interest Only

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Interest Only                            Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
Not Interest Only                        7,601   $1,296,334,592.75          94.82%   39.47%   7.031%     612      76.18%
Interest Only                              250       70,814,831.43           5.18    40.11    6.280      634      85.70
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Interest Only                            Maturity     Maturity      Age
------------------------------------------------------------------------
Not Interest Only                             357          354        2
Interest Only                                 360          356        4
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Mortgage Insurance Provider

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Mortgage Insurance Provider              Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                    2,420   $  414,156,750.63          30.29%   41.71%   7.158%     590      68.65%
PMI Mortgage Insurance                    5431      952,992,673.55          69.71    38.53    6.920      623      80.16
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Mortgage Insurance Provider              Maturity     Maturity      Age
------------------------------------------------------------------------
No Mortgage Insurance                         356          353        3
PMI Mortgage Insurance                        357          355        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Lien Position                            Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
1                                        7,656   $1,353,410,291.31          99.00%   39.50%   6.963%     613      76.46%
2                                          195       13,739,132.87           1.00    39.56    9.913      656      97.66
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Lien Position                            Maturity     Maturity      Age
------------------------------------------------------------------------
1                                             357          354        3
2                                             350          346        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------



Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Prepayment Penalty Term                  Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
0                                        1,780   $  305,261,384.09          22.33%   39.81%   7.342%     604      76.71%
12                                         516      107,630,386.37           7.87    39.30    6.764      635      70.78
24                                       3,888      684,195,586.12          50.05    39.65    6.945      604      78.68
30                                          11        2,649,183.89           0.19    42.02    6.747      622      81.15
36                                       1,656      267,412,883.71          19.56    38.84    6.808      636      73.83
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Prepayment Penalty Term                  Maturity     Maturity      Age
------------------------------------------------------------------------
0                                             356          354        2
12                                            354          352        2
24                                            359          357        3
30                                            360          357        3
36                                            352          349        3
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Geographic Distribution                  Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
California                               1,504   $  358,374,289.44          26.21%   40.47%   6.695%     607      74.88%
New York                                   679      159,392,389.66          11.66    40.23    6.854      617      71.58
Massachusetts                              674      146,842,485.22          10.74    40.11    6.634      622      74.92
New Jersey                                 401       80,654,962.70           5.90    40.11    7.407      605      75.20
Florida                                    601       78,552,645.67           5.75    38.63    7.253      612      78.49
Texas                                      387       41,969,795.96           3.07    38.66    7.647      612      80.70
Virginia                                   236       40,948,464.33           3.00    38.98    7.284      604      77.96
Illinois                                   240       35,776,947.27           2.62    39.46    7.388      611      81.74
Michigan                                   274       32,058,589.03           2.34    39.24    7.559      608      80.97
Rhode Island                               182       31,405,397.22           2.30    38.73    6.764      622      73.35
Connecticut                                173       28,285,402.64           2.07    37.91    6.905      623      77.61
Colorado                                   164       27,794,512.52           2.03    38.63    6.568      616      79.84
Maryland                                   145       25,976,730.58           1.90    40.60    7.451      603      80.41
Pennsylvania                               210       25,618,756.20           1.87    38.08    6.910      615      80.35
Nevada                                     122       22,643,949.94           1.66    37.08    6.927      624      79.77
Georgia                                    178       21,478,943.63           1.57    39.06    7.886      611      83.27
Arizona                                    155       21,178,985.54           1.55    38.06    7.038      627      81.89
Ohio                                       185       19,865,864.78           1.45    38.29    7.575      617      82.32
New Hampshire                              110       18,820,844.77           1.38    38.85    6.721      607      75.21
Washington                                 118       17,991,798.32           1.32    38.38    6.928      621      80.65
Minnesota                                   95       13,670,812.80           1.00    39.48    7.166      610      77.91
Maine                                       99       13,316,144.88           0.97    37.61    7.267      604      76.67
North Carolina                             108       12,566,171.05           0.92    39.85    7.544      617      80.10
Indiana                                    114       11,387,976.60           0.83    35.52    7.426      614      82.84
Wisconsin                                   85       10,143,558.06           0.74    37.89    7.527      615      80.68
Oregon                                      55        8,140,015.01           0.60    37.71    6.843      621      77.50
Tennessee                                   80        7,397,397.13           0.54    36.79    7.590      609      82.66
Missouri                                    68        6,883,362.32           0.50    35.86    7.831      616      83.14
Louisiana                                   45        5,922,326.66           0.43    41.82    7.503      605      78.98
Alabama                                     45        4,307,518.02           0.32    38.95    7.514      598      79.19
Idaho                                       37        4,060,285.04           0.30    37.58    7.011      634      80.85
Vermont                                     31        3,809,079.64           0.28    36.94    6.813      643      76.49
Delaware                                    23        3,768,471.64           0.28    37.96    7.343      619      81.08
Kentucky                                    39        3,757,704.48           0.27    37.42    7.571      622      80.72
Utah                                        30        3,688,160.70           0.27    36.52    7.108      614      86.11
South Carolina                              27        3,025,731.33           0.22    36.51    7.425      623      82.37
Hawaii                                      11        2,733,313.65           0.20    37.63    6.070      669      80.23
Wyoming                                     22        2,643,916.91           0.19    34.28    6.712      633      79.63
Kansas                                      20        2,116,733.04           0.15    36.62    7.632      631      91.54
Iowa                                        23        2,019,613.09           0.15    37.89    7.336      615      76.95
Montana                                     10        1,582,199.68           0.12    40.82    7.396      599      73.52
Oklahoma                                    14        1,266,198.67           0.09    39.79    7.466      613      85.16
Arkansas                                     8          958,071.74           0.07    39.74    6.716      659      84.40
Nebraska                                     9          835,916.89           0.06    34.94    7.517      640      85.38
Mississippi                                  6          598,136.50           0.04    32.74    7.736      628      82.64
Alaska                                       4          538,365.83           0.04    33.91    7.021      710      81.88
North Dakota                                 2          173,711.51           0.01    46.83    7.010      626      83.14
South Dakota                                 2          151,596.67           0.01    45.73    8.823      683      91.14
West Virginia                                1           55,179.22           0.00    49.86   10.750      501      80.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   7,851   $1,367,149,424.18         100.00%   39.50%   6.992%     613      76.68%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Geographic Distribution                  Maturity     Maturity      Age
------------------------------------------------------------------------
California                                    357          355        3
New York                                      356          354        2
Massachusetts                                 357          355        2
New Jersey                                    358          355        2
Florida                                       357          355        2
Texas                                         346          344        2
Virginia                                      358          356        3
Illinois                                      358          356        2
Michigan                                      357          355        2
Rhode Island                                  357          355        2
Connecticut                                   356          354        2
Colorado                                      360          357        3
Maryland                                      358          355        3
Pennsylvania                                  355          353        2
Nevada                                        358          354        3
Georgia                                       358          356        2
Arizona                                       354          351        3
Ohio                                          359          357        2
New Hampshire                                 357          355        2
Washington                                    359          356        3
Minnesota                                     360          357        3
Maine                                         356          354        2
North Carolina                                355          353        3
Indiana                                       356          353        2
Wisconsin                                     358          355        2
Oregon                                        360          357        3
Tennessee                                     353          351        2
Missouri                                      360          358        2
Louisiana                                     356          353        3
Alabama                                       342          340        2
Idaho                                         360          358        2
Vermont                                       358          355        2
Delaware                                      355          353        2
Kentucky                                      360          358        2
Utah                                          354          351        3
South Carolina                                347          345        2
Hawaii                                        360          357        3
Wyoming                                       360          358        2
Kansas                                        360          358        2
Iowa                                          334          332        2
Montana                                       360          358        2
Oklahoma                                      360          358        2
Arkansas                                      344          339        5
Nebraska                                      360          358        2
Mississippi                                   360          358        2
Alaska                                        319          317        2
North Dakota                                  360          358        2
South Dakota                                  360          356        4
West Virginia                                 360          359        1
------------------------------------------------------------------------
Total:                                        357          354        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Gross Margin                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                1   $      101,927.91           0.01%   18.50%   7.650%     596      65.90%
1.501 - 2.000                                1          290,219.05           0.03    42.59    8.990      589      90.00
2.001 - 2.500                                1          338,983.64           0.03     0.00    4.875      710      80.00
2.501 - 3.000                               26        5,955,928.50           0.59    42.34    4.913      660      69.01
3.001 - 3.500                              120       29,360,718.45           2.90    40.04    5.390      654      70.42
3.501 - 4.000                              371       81,228,462.78           8.03    40.50    5.752      637      73.64
4.001 - 4.500                              739      151,523,592.82          14.98    39.99    6.213      627      77.09
4.501 - 5.000                              979      189,913,582.82          18.78    39.52    6.575      615      79.38
5.001 - 5.500                              965      168,187,481.53          16.63    39.07    6.991      605      80.43
5.501 - 6.000                              886      150,458,145.64          14.88    39.25    7.413      586      78.72
6.001 - 6.500                              594       96,108,842.95           9.50    39.92    7.776      575      79.25
6.501 - 7.000                              418       68,894,184.99           6.81    39.98    8.118      573      79.03
7.001 - 7.500                              242       35,040,155.89           3.46    39.86    8.636      560      78.90
7.501 - 8.000                              179       24,043,728.80           2.38    40.74    9.231      548      76.05
8.001 - 8.500                               50        5,901,419.67           0.58    37.40    9.295      549      74.89
8.501 - 9.000                               25        3,123,338.34           0.31    40.61    9.926      568      65.82
9.001 - 9.500                                7          671,327.54           0.07    42.55   10.434      523      78.43
9.501 - 10.000                               2          193,916.77           0.02    41.55   11.464      516      71.49
10.001 - 10.500                              1           94,917.91           0.01    30.34   10.130      519      52.78
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Gross Margin                             Maturity     Maturity      Age
------------------------------------------------------------------------
1.001 - 1.500                                 360          357        3
1.501 - 2.000                                 360          357        3
2.001 - 2.500                                 360          352        8
2.501 - 3.000                                 360          357        3
3.001 - 3.500                                 360          356        3
3.501 - 4.000                                 360          357        3
4.001 - 4.500                                 360          357        3
4.501 - 5.000                                 360          357        3
5.001 - 5.500                                 360          357        2
5.501 - 6.000                                 360          357        2
6.001 - 6.500                                 359          357        2
6.501 - 7.000                                 360          357        2
7.001 - 7.500                                 360          357        2
7.501 - 8.000                                 359          357        2
8.001 - 8.500                                 357          354        2
8.501 - 9.000                                 360          357        3
9.001 - 9.500                                 360          358        2
9.501 - 10.000                                360          358        2
10.001 - 10.500                               360          358        2
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Initial Cap                              Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                        6   $    1,384,737.51           0.14%   44.29%   7.685%     579      82.71%
2.000                                       27        6,258,631.48           0.62    42.90    7.176      582      82.98
3.000                                    5,573    1,003,679,712.94          99.23    39.66    6.986      604      78.09
4.000                                        1          107,794.07           0.01    38.82    8.300      549      80.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Initial Cap                              Maturity     Maturity      Age
------------------------------------------------------------------------
1.000                                         360          357        3
2.000                                         360          356        4
3.000                                         360          357        3
4.000                                         360          357        3
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------



Periodic Rate Cap - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Periodic Cap                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                    5,460   $  980,116,382.17          96.90%   39.67%   6.988%     604      78.15%
1.500                                      147       31,314,493.83           3.10    40.14    6.987      590      77.41
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Periodic Cap                             Maturity     Maturity      Age
------------------------------------------------------------------------
1.000                                         360          357        3
1.500                                         360          356        4
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Maximum Rate                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                               1   $      338,983.64           0.03%    0.00%   4.875%     710      80.00%
10.001 - 10.500                              6        1,632,729.54           0.16    43.17    4.640      670      78.70
10.501 - 11.000                            100       23,542,349.39           2.33    41.39    4.894      649      72.98
11.001 - 11.500                            222       52,358,837.95           5.18    40.92    5.365      644      75.15
11.501 - 12.000                            572      127,164,763.67          12.57    39.68    5.835      628      77.56
12.001 - 12.500                            769      155,838,107.05          15.41    40.11    6.309      617      78.76
12.501 - 13.000                          1,120      210,836,255.63          20.85    39.39    6.794      608      78.82
13.001 - 13.500                            787      134,490,544.76          13.30    39.17    7.251      597      78.66
13.501 - 14.000                            843      133,374,028.30          13.19    39.43    7.723      583      79.04
14.001 - 14.500                            462       69,618,785.33           6.88    39.69    8.181      573      79.26
14.501 - 15.000                            364       56,282,685.65           5.56    39.54    8.702      572      77.79
15.001 - 15.500                            171       22,295,037.47           2.20    39.62    9.177      566      78.06
15.501 - 16.000                            107       14,223,271.55           1.41    40.11    9.708      550      73.66
16.001 - 16.500                             46        5,656,283.14           0.56    40.48   10.178      543      69.86
16.501 - 17.000                             29        2,927,935.43           0.29    36.01   10.540      528      68.33
17.001 - 17.500                              6          663,386.52           0.07    42.38   11.295      531      62.86
17.501 - 18.000                              1          106,334.60           0.01    28.08   11.700      568      95.00
18.501 - 19.000                              1           80,556.38           0.01    33.80   12.750      528      62.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Maximum Rate                             Maturity     Maturity      Age
------------------------------------------------------------------------
9.501 - 10.000                                360          352        8
10.001 - 10.500                               360          356        4
10.501 - 11.000                               360          357        3
11.001 - 11.500                               360          357        3
11.501 - 12.000                               359          356        3
12.001 - 12.500                               360          357        3
12.501 - 13.000                               360          357        2
13.001 - 13.500                               360          357        2
13.501 - 14.000                               360          357        2
14.001 - 14.500                               360          357        2
14.501 - 15.000                               360          358        2
15.001 - 15.500                               360          358        2
15.501 - 16.000                               359          357        2
16.001 - 16.500                               360          358        2
16.501 - 17.000                               360          358        2
17.001 - 17.500                               360          358        2
17.501 - 18.000                               360          358        2
18.501 - 19.000                               360          359        1
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Minimum Rate                             Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                3   $      988,034.32           0.10%   43.31%   5.016%     667      76.65%
4.001 - 4.500                                4        1,337,250.35           0.13    44.75    4.491      674      78.41
4.501 - 5.000                              100       23,556,702.73           2.33    40.99    4.886      651      73.26
5.001 - 5.500                              229       53,822,441.68           5.32    41.15    5.359      642      75.19
5.501 - 6.000                              577      128,029,973.20          12.66    39.68    5.826      626      77.45
6.001 - 6.500                              788      160,023,796.25          15.82    40.05    6.313      618      78.85
6.501 - 7.000                            1,158      218,233,817.49          21.58    39.36    6.806      608      78.76
7.001 - 7.500                              800      136,479,475.69          13.49    39.15    7.293      596      78.58
7.501 - 8.000                              815      128,410,953.47          12.70    39.51    7.792      582      79.28
8.001 - 8.500                              437       64,785,755.23           6.41    39.63    8.291      571      79.21
8.501 - 9.000                              352       53,381,056.09           5.28    39.56    8.779      571      77.68
9.001 - 9.500                              162       20,521,748.63           2.03    39.86    9.276      567      78.40
9.501 - 10.000                             105       13,573,470.17           1.34    40.50    9.791      550      72.75
10.001 - 10.500                             44        5,180,612.22           0.51    39.63   10.253      540      68.19
10.501 - 11.000                             25        2,255,510.98           0.22    34.10   10.771      533      68.97
11.001 - 11.500                              6          663,386.52           0.07    42.38   11.295      531      62.86
11.501 - 12.000                              1          106,334.60           0.01    28.08   11.700      568      95.00
12.501 - 13.000                              1           80,556.38           0.01    33.80   12.750      528      62.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining      W.A
                                          Term to      Term to     Loan
Minimum Rate                             Maturity     Maturity      Age
------------------------------------------------------------------------
3.501 - 4.000                                 360          357        3
4.001 - 4.500                                 360          356        4
4.501 - 5.000                                 360          356        4
5.001 - 5.500                                 360          357        3
5.501 - 6.000                                 359          356        3
6.001 - 6.500                                 360          357        3
6.501 - 7.000                                 360          357        2
7.001 - 7.500                                 360          357        2
7.501 - 8.000                                 360          357        2
8.001 - 8.500                                 360          357        2
8.501 - 9.000                                 360          358        2
9.001 - 9.500                                 360          358        2
9.501 - 10.000                                359          357        2
10.001 - 10.500                               360          358        2
10.501 - 11.000                               360          358        2
11.001 - 11.500                               360          358        2
11.501 - 12.000                               360          358        2
12.501 - 13.000                               360          359        1
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                  W.A.
                                            of           Aggregate       of Loans              W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.    Gross   Credit   Original
Next Rate Adjustment Date                Loans             Balance        Balance      DTI   Coupon    Score        LTV
------------------------------------------------------------------------------------------------------------------------
December 1, 2004                             1   $      110,717.24           0.01%   40.68%   6.850%     562      78.17%
January 1, 2005                              2          297,952.34           0.03    43.57    7.275      635      87.16
January 1, 2006                              1          198,985.96           0.02    30.93    8.400      516      74.10
February 1, 2006                             1           97,990.80           0.01    15.98    8.700      561      80.00
February 25, 2006                            1          171,755.52           0.02    39.33    6.350      653      95.00
March 1, 2006                               17        3,677,664.57           0.36    39.79    6.547      629      83.77
April 1, 2006                              108       25,507,047.77           2.52    40.29    6.722      621      83.57
April 13, 2006                               1           59,328.69           0.01    47.23    7.700      536      70.00
May 1, 2006                                575      122,396,159.02          12.10    39.90    6.542      625      78.91
June 1, 2006                             1,542      289,465,647.65          28.62    39.98    6.657      612      77.18
July 1, 2006                             2,281      384,528,145.00          38.02    39.74    7.277      590      77.88
August 1, 2006                             619      103,263,846.30          10.21    39.14    7.703      585      79.66
January 1, 2007                              1          338,983.64           0.03     0.00    4.875      710      80.00
March 1, 2007                                3          431,386.74           0.04    42.49    6.838      713      80.98
April 1, 2007                                5          979,681.06           0.10    43.10    6.165      696      78.17
April 15, 2007                               1          235,420.86           0.02    45.47    8.490      549      80.00
May 1, 2007                                 52       11,506,678.61           1.14    39.73    5.909      641      75.84
May 3, 2007                                  1          234,100.07           0.02    46.74    7.750      571      85.00
June 1, 2007                               139       25,109,729.65           2.48    38.71    6.321      636      78.21
July 1, 2007                               198       33,547,743.24           3.32    38.53    6.945      606      77.58
August 1, 2007                              52        8,600,593.97           0.85    36.16    7.580      583      76.33
June 1, 2019                                 4          287,759.74           0.03    36.02    7.220      656      87.08
July 1, 2019                                 1          311,732.36           0.03    44.62    7.800      702      95.00
August 1, 2019                               1           71,825.20           0.01    30.82    7.990      629      90.00
------------------------------------------------------------------------------------------------------------------------
Total:                                   5,607   $1,011,430,876.00         100.00%   39.69%   6.988%     604      78.13%
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------
                                             W.A.         W.A.
                                         Original    Remaining     W.A.
                                          Term to      Term to     Loan
Next Rate Adjustment Date                Maturity     Maturity      Age
------------------------------------------------------------------------
December 1, 2004                              360          357        3
January 1, 2005                               360          358        2
January 1, 2006                               360          352        8
February 1, 2006                              360          353        7
February 25, 2006                             360          354        6
March 1, 2006                                 360          354        6
April 1, 2006                                 360          355        5
April 13, 2006                                360          356        4
May 1, 2006                                   360          356        4
June 1, 2006                                  360          357        3
July 1, 2006                                  360          358        2
August 1, 2006                                360          359        1
January 1, 2007                               360          352        8
March 1, 2007                                 360          354        6
April 1, 2007                                 360          355        5
April 15, 2007                                360          356        4
May 1, 2007                                   360          356        4
May 3, 2007                                   360          357        3
June 1, 2007                                  360          357        3
July 1, 2007                                  360          358        2
August 1, 2007                                360          359        1
June 1, 2019                                  360          357        3
July 1, 2019                                  360          358        2
August 1, 2019                                360          359        1
------------------------------------------------------------------------
Total:                                        360          357        3
------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


                         DESCRIPTION OF THE COLLATERAL
                         GROUP I MORTGAGE LOANS SUMMARY
                         ------------------------------

Summary                                                                          Total               Minimum               Maximum
                                                                                 -----               -------               -------
------------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                $ 1,050,502,996.38
Number of Loans                                                                  6,677
Average Original Loan Balance                                       $       157,687.02    $        50,000.00    $      558,000.000
Average Current Loan Balance                                        $       157,331.59    $        45,588.20    $       555,965.79
(1) Weighted Average Combined Original LTV                                       76.66%                11.93%               100.00%
(1) Weighted Average Gross Coupon                                                6.997%                4.450%               11.890%
(1) (2) Weighted Average Gross Margin                                            5.305%                1.420%                8.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 23                     4                   178
(1) Weighted Average Remaining Term to Maturity (months)                           354                   117                   359
(1) (3) Weighted Average Credit Score                                              613                   500                   809
------------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 98.75% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------------------
                                                              Percent of
                                                        Statistical Cut-Off Date
                                  Range                    Principal Balance
                                  -----                    -----------------
Product Type                      Adjustable                    75.03%
                                  Fixed                         24.97%

Lien                              First                         99.54%
                                  Second                         0.46%
Property Type                     SFR                           76.77%
                                  2-4 Family                    12.35%
                                  PUD                            4.81%
                                  Condominium                    5.12%
                                  Manufactured Housing           0.95%

Occupancy Status                  Owner Occupied                93.55%
                                  Non -Owner Occupied            4.92%
                                  Second Home                    1.53%
Geographic Distribution           California                    22.27%
                                  Massachusetts                 11.27%
                                  New York                      10.16%
                                  Florida                        6.36%
                                  New Jersey                     5.93%

Number of States (including DC)                                     48
Largest Zip Code Concentration    02302 (MA)                     0.31%
Loans with Prepayment Penalties                                 77.61%
--------------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Mortgage Coupons

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Mortgage Coupons                         Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                2   $      410,118.20           0.04%   44.68%    4.472%     696      80.00%
4.501 - 5.000                               89       18,075,140.05           1.72    40.00     4.866      650      72.01
5.001 - 5.500                              219       41,479,452.10           3.95    39.55     5.382      648      73.89
5.501 - 6.000                              699      131,053,780.43          12.48    39.10     5.835      642      73.69
6.001 - 6.500                            1,061      189,385,520.57          18.03    39.29     6.328      630      75.11
6.501 - 7.000                            1,421      231,868,152.65          22.07    38.90     6.799      617      76.52
7.001 - 7.500                              939      144,780,358.26          13.78    38.83     7.296      603      78.19
7.501 - 8.000                              960      135,694,526.73          12.92    39.01     7.790      593      79.01
8.001 - 8.500                              516       68,982,396.87           6.57    39.52     8.295      577      79.80
8.501 - 9.000                              402       51,109,806.64           4.87    38.38     8.776      573      77.25
9.001 - 9.500                              176       19,140,353.80           1.82    39.49     9.275      567      80.66
9.501 - 10.000                             110       11,516,227.06           1.10    40.71     9.745      557      79.16
10.001 - 10.500                             43        3,997,346.88           0.38    39.66    10.232      567      78.24
10.501 - 11.000                             25        1,901,070.96           0.18    34.47    10.845      571      82.04
11.001 - 11.500                             13          942,663.70           0.09    41.17    11.324      593      82.21
11.501 - 12.000                              2          166,081.48           0.02    28.55    11.768      590      96.80
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Mortgage Coupons                       Maturity    Maturity    Age
------------------------------------------------------------------
4.001 - 4.500                               360         357      3
4.501 - 5.000                               359         355      4
5.001 - 5.500                               358         355      3
5.501 - 6.000                               356         353      3
6.001 - 6.500                               357         354      3
6.501 - 7.000                               356         354      2
7.001 - 7.500                               357         355      2
7.501 - 8.000                               358         356      2
8.001 - 8.500                               358         356      2
8.501 - 9.000                               358         356      2
9.001 - 9.500                               356         354      2
9.501 - 10.000                              355         353      2
10.001 - 10.500                             360         358      2
10.501 - 11.000                             357         354      2
11.001 - 11.500                             353         351      2
11.501 - 12.000                             360         358      2
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Combined Original Loan-to-Value Ratio

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Combined Original LTV                    Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                4   $      280,090.83           0.03%   32.43%    6.827%     609      12.71%
15.01 - 20.00                               13        1,070,994.82           0.10    34.48     6.882      635      17.78
20.01 - 25.00                               19        1,754,706.98           0.17    37.28     6.737      625      22.70
25.01 - 30.00                               27        2,515,430.68           0.24    35.06     6.688      605      28.18
30.01 - 35.00                               43        4,970,992.42           0.47    37.58     6.687      615      33.24
35.01 - 40.00                               83       10,761,525.26           1.02    38.65     6.650      607      37.77
40.01 - 45.00                              105       14,451,845.27           1.38    35.31     6.548      606      42.67
45.01 - 50.00                              151       22,097,671.04           2.10    36.93     6.706      592      48.01
50.01 - 55.00                              187       29,441,898.86           2.80    37.48     6.644      601      52.81
55.01 - 60.00                              303       49,323,624.83           4.70    39.29     6.722      596      57.82
60.01 - 65.00                              415       71,506,469.78           6.81    39.40     7.084      583      63.52
65.01 - 70.00                              449       77,763,127.14           7.40    38.53     6.933      591      68.76
70.01 - 75.00                              641      105,303,772.15          10.02    38.47     7.088      584      73.84
75.01 - 80.00                             2242      339,113,784.59          32.28    39.42     6.936      616      79.68
80.01 - 85.00                              397       67,218,908.15           6.40    39.69     7.044      621      84.41
85.01 - 90.00                              728      123,709,056.57          11.78    39.86     7.203      632      89.65
90.01 - 95.00                              754      118,645,568.12          11.29    39.12     7.090      645      94.79
95.01 - 100.00                             116       10,573,528.89           1.01    39.58     8.312      690      99.62
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Combined Original LTV                  Maturity    Maturity    Age
------------------------------------------------------------------
10.01 - 15.00                               320         317      3
15.01 - 20.00                               349         347      3
20.01 - 25.00                               345         342      3
25.01 - 30.00                               339         337      2
30.01 - 35.00                               335         332      3
35.01 - 40.00                               345         343      3
40.01 - 45.00                               353         350      3
45.01 - 50.00                               350         348      3
50.01 - 55.00                               352         350      3
55.01 - 60.00                               354         352      3
60.01 - 65.00                               355         352      2
65.01 - 70.00                               358         355      3
70.01 - 75.00                               356         354      2
75.01 - 80.00                               358         356      2
80.01 - 85.00                               358         355      3
85.01 - 90.00                               360         358      2
90.01 - 95.00                               359         356      3
95.01 - 100.00                              353         350      3
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Principal Balance                        Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                         71   $    3,534,672.50           0.34%   33.48%    7.733%     600      57.88%
50,000.01 - 75,000.00                      840       52,937,524.90           5.04    35.51     7.910      617      77.62
75,000.01 - 100,000.00                     847       74,963,810.93           7.14    36.93     7.452      612      75.85
100,000.01 - 125,000.00                    933      105,077,665.76          10.00    37.84     7.210      609      76.61
125,000.01 - 150,000.00                    901      123,823,790.44          11.79    38.22     7.092      612      76.18
150,000.01 - 175,000.00                    691      112,176,414.64          10.68    38.47     7.007      608      75.87
175,000.01 - 200,000.00                    657      123,512,307.50          11.76    39.35     6.899      609      75.31
200,000.01 - 225,000.00                    439       93,641,079.73           8.91    39.92     6.901      606      75.82
225,000.01 - 250,000.00                    384       91,094,045.05           8.67    40.52     6.696      613      76.31
250,000.01 - 275,000.00                    325       85,275,252.31           8.12    40.81     6.744      610      76.93
275,000.01 - 300,000.00                    272       78,209,640.55           7.44    39.88     6.851      613      77.80
300,000.01 - 325,000.00                    180       56,220,288.87           5.35    41.06     6.723      621      80.70
325,000.01 - 350,000.00                     71       23,643,478.51           2.25    40.91     6.488      632      78.53
350,000.01 - 375,000.00                     23        8,251,236.86           0.79    43.01     6.576      648      82.74
375,000.01 - 400,000.00                     18        6,973,518.61           0.66    43.66     6.640      645      81.72
400,000.01 - 425,000.00                     10        4,119,734.18           0.39    38.27     6.467      708      79.58
425,000.01 - 450,000.00                      4        1,737,337.32           0.17    49.58     6.109      611      80.77
450,000.01 - 475,000.00                      5        2,313,045.92           0.22    45.14     6.767      687      84.17
475,000.01 - 500,000.00                      4        1,940,418.39           0.18    25.07     6.804      631      82.47
500,000.01 - 525,000.00                      1          501,767.62           0.05    52.60     6.750      621      51.77
550,000.01 - 575,000.00                      1          555,965.79           0.05    45.11     6.500      708      90.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Principal Balance                      Maturity    Maturity    Age
------------------------------------------------------------------
less than 50,000.00                         334         332      2
50,000.01 - 75,000.00                       350         348      2
75,000.01 - 100,000.00                      355         352      2
100,000.01 - 125,000.00                     356         354      2
125,000.01 - 150,000.00                     355         352      3
150,000.01 - 175,000.00                     357         355      2
175,000.01 - 200,000.00                     357         354      2
200,000.01 - 225,000.00                     358         356      3
225,000.01 - 250,000.00                     359         356      3
250,000.01 - 275,000.00                     359         356      3
275,000.01 - 300,000.00                     359         356      3
300,000.01 - 325,000.00                     360         358      2
325,000.01 - 350,000.00                     360         357      3
350,000.01 - 375,000.00                     360         358      2
375,000.01 - 400,000.00                     360         357      3
400,000.01 - 425,000.00                     360         357      3
425,000.01 - 450,000.00                     360         358      2
450,000.01 - 475,000.00                     360         358      2
475,000.01 - 500,000.00                     360         357      3
500,000.01 - 525,000.00                     360         359      1
550,000.01 - 575,000.00                     360         356      4
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Original Term to Maturity

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Original Term to Maturity                Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
120                                          5   $      463,565.43           0.04%   42.91%    7.357%     661      71.53%
180                                        121       13,113,020.27           1.25    38.74     6.873      630      62.99
240                                         48        6,088,809.40           0.58    39.95     6.996      634      68.47
360                                       6503    1,030,837,601.28          98.13    39.09     6.999      612      76.89
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Original Term to Maturity              Maturity    Maturity    Age
------------------------------------------------------------------
120                                         120         118      2
180                                         180         178      2
240                                         240         237      3
360                                         360         358      2
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Remaining Term to Maturity

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Remaining Term to Maturity               Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
116 - 120                                    5   $      463,565.43           0.04%   42.91%    7.357%     661      71.53%
171 - 175                                    3          232,592.73           0.02    28.40     6.628      699      51.85
176 - 180                                  118       12,880,427.54           1.23    38.92     6.878      629      63.20
236 - 240                                   48        6,088,809.40           0.58    39.95     6.996      634      68.47
351 - 355                                  134       23,996,509.22           2.28    39.09     6.697      643      79.93
356 - 360                                6,369    1,006,841,092.06          95.84    39.09     7.006      612      76.82
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Remaining Term to Maturity             Maturity    Maturity    Age
------------------------------------------------------------------
116 - 120                                   120         118      2
171 - 175                                   180         175      5
176 - 180                                   180         178      2
236 - 240                                   240         237      3
351 - 355                                   360         355      5
356 - 360                                   360         358      2
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Credit Score

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Credit Score                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
801 - 850                                    4   $      309,488.60           0.03%   39.42%    6.019%     806      57.31%
751 - 800                                  175       28,696,598.99           2.73    38.02     6.653      770      80.63
701 - 750                                  382       65,518,182.90           6.24    39.24     6.614      720      82.35
651 - 700                                 1201      192,560,335.27          18.33    39.08     6.534      671      79.19
601 - 650                                1,926      294,389,084.09          28.02    38.48     6.775      624      78.95
551 - 600                                1,677      264,298,974.77          25.16    39.09     7.163      577      74.62
501 - 550                                 1184      188,319,918.98          17.93    40.24     7.726      527      71.34
451 - 500                                   20        3,260,372.69           0.31    39.87     7.727      500      72.04
Not Scored                                 108       13,150,040.09           1.25    37.37     7.478        0      70.50
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Credit Score                           Maturity    Maturity    Age
------------------------------------------------------------------
801 - 850                                   360         356      4
751 - 800                                   356         353      3
701 - 750                                   357         354      3
651 - 700                                   354         351      3
601 - 650                                   357         355      2
551 - 600                                   358         355      2
501 - 550                                   358         356      2
451 - 500                                   360         358      2
Not Scored                                  359         356      2
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Credit Grade

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Credit Grade                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
AA+                                        657   $   94,565,925.94           9.00%   39.39%    7.153%     683      83.86%
AA                                        2789      459,431,384.04          43.73    39.35     6.712      618      76.43
A                                          784      124,478,531.35          11.85    39.22     7.139      557      72.60
B                                          514       79,308,455.57           7.55    39.64     7.786      543      71.62
C                                          258       40,570,667.67           3.86    38.35     8.148      538      67.11
CC                                          81       13,891,878.74           1.32    40.24     8.774      556      61.52
NG                                        1594      238,256,153.07          22.68    38.27     6.850      641      80.58
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                                          W.A.        W.A.
                                      Original   Remaining   W.A.
                                       Term to     Term to   Loan
Credit Grade                          Maturity    Maturity    Age
-----------------------------------------------------------------
AA+                                        353         350      3
AA                                         356         354      3
A                                          357         355      2
B                                          358         356      2
C                                          360         357      3
CC                                         360         357      3
NG                                         359         356      2
-----------------------------------------------------------------
Total:                                     357         354      2
-----------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Property Type

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Property Type                            Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
Single Family                            5,307   $  806,446,644.05          76.77%   38.64%    7.004%     607      76.65%
2-4 Family                                 599      129,767,688.80          12.35    41.18     6.906      636      75.72
Low Rise Condominium                       357       51,769,459.63           4.93    40.58     7.071      623      77.12
Planned Unit Development                   316       50,525,773.01           4.81    39.41     6.980      620      78.75
Manufactured Housing                        85        9,953,326.21           0.95    38.58     7.285      651      77.93
High Rise Condominium                       11        1,476,999.18           0.14    38.47     7.316      629      67.13
Condominium                                  2          563,105.50           0.05    44.18     7.893      605      85.25
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Property Type                          Maturity    Maturity    Age
------------------------------------------------------------------
Single Family                               357         354      2
2-4 Family                                  357         354      2
Low Rise Condominium                        358         356      3
Planned Unit Development                    358         355      3
Manufactured Housing                        351         348      2
High Rise Condominium                       350         347      2
Condominium                                 360         357      3
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------


Occupancy Status

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Occupancy Status                         Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
Owner Occupied                           6,209   $  982,712,788.95          93.55%   39.11%    6.987%     609      76.74%
Non-Owner Occupied                         352       51,692,932.62           4.92    38.27     7.286      671      74.80
Second Home                                116       16,097,274.81           1.53    40.12     6.724      651      77.80
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Occupancy Status                        Maturity    Maturity    Age
-------------------------------------------------------------------
Owner Occupied                               357         355      2
Non-Owner Occupied                           354         351      3
Second Home                                  356         354      3
-------------------------------------------------------------------
Total:                                       357         354      2
-------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Documentation

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Documentation                            Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                       4,576   $  681,211,054.48          64.85%   39.25%    6.986%     606      78.42%
Stated Income Documentation               2000      352,605,882.18          33.57    38.64     7.019      624      73.35
No Documentation                            61        9,123,800.06           0.87     0.00     7.037      724      79.09
Lite Documentation                          40        7,562,259.66           0.72    45.26     6.980      593      69.95
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Documentation                          Maturity    Maturity    Age
------------------------------------------------------------------
Full Documentation                          357         355      2
Stated Income Documentation                 357         354      2
No Documentation                            356         353      3
Lite Documentation                          356         353      3
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Loan Purpose

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Loan Purpose                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        3,591   $  596,602,387.62          56.79%   38.80%    7.010%     596      72.71%
Purchase                                  2421      349,617,197.59          33.28    39.34     6.986      643      83.45
Rate Term Refinance                        665      104,283,411.17           9.93    39.85     6.960      608      76.52
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Loan Purpose                           Maturity    Maturity    Age
------------------------------------------------------------------
Cashout Refinance                           356         354      2
Purchase                                    359         357      3
Rate Term Refinance                         354         351      3
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Product Type

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Product Type                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
2/28 ARM                                 4,352   $  689,148,968.94          65.60%   39.22%    7.066%     601      77.55%
30 Year Fixed                             1563      239,043,559.56          22.76    38.86     6.945      642      73.61
3/27 ARM                                   391       62,220,907.45           5.92    38.26     6.779      615      76.57
2/28 ARM with 5yr Interest Only            139       29,785,227.09           2.84    39.82     6.371      634      88.74
15 Year Fixed                              101       11,091,216.59           1.06    38.43     6.801      637      61.64
20 Year Fixed                               47        6,032,980.41           0.57    39.96     6.979      635      68.37
3/27 ARM with 5yr Interest Only             20        4,574,340.53           0.44    39.13     6.237      645      84.84
30 Year Fixedwith 5yr Interest Only         15        2,745,479.61           0.26    34.03     6.477      646      63.86
30 Year Fixed Rate Reduction                17        2,492,502.84           0.24    38.85     8.315      547      69.50
2/13 ARM                                    15        1,529,998.70           0.15    39.94     6.744      607      70.87
Other                                       17        1,837,814.66           0.17    42.53     7.849      625      78.95
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Product Type                            Maturity    Maturity    Age
-------------------------------------------------------------------
2/28 ARM                                     360         358      2
30 Year Fixed                                360         358      2
3/27 ARM                                     360         358      2
2/28 ARM with 5yr Interest Only              360         356      4
15 Year Fixed                                180         177      3
20 Year Fixed                                240         237      3
3/27 ARM with 5yr Interest Only              360         356      4
30 Year Fixedwith 5yr Interest Only          360         357      3
30 Year Fixed Rate Reduction                 360         359      1
2/13 ARM                                     180         177      3
Other                                        248         246      2
-------------------------------------------------------------------
Total:                                       357         354      2
-------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Interest Only

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Interest Only                            Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
Not Interest Only                        6,502   $1,013,321,061.39          96.46%   39.08%    7.021%     612      76.31%
Interest Only                              175       37,181,934.99           3.54    39.30     6.363      636      86.36
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Interest Only                          Maturity    Maturity    Age
------------------------------------------------------------------
Not Interest Only                           357         354      2
Interest Only                               360         356      4
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Mortgage Insurance Provider

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Mortgage Insurance Provider              Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                    1,899   $  295,248,608.91          28.11%   41.13%    7.090%     589      67.43%
PMI Mortgage Insurance                    4778      755,254,387.47          71.89    38.28     6.961      622      80.28
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Mortgage Insurance Provider             Maturity    Maturity    Age
-------------------------------------------------------------------
No Mortgage Insurance                        356         353      2
PMI Mortgage Insurance                       357         355      2
-------------------------------------------------------------------
Total:                                       357         354      2
-------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Lien Position                            Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
1                                        6,596   $1,045,700,136.69          99.54%   39.09%    6.984%     613      76.56%
2                                           81        4,802,859.69           0.46    37.98     9.854      663      98.51
--------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
--------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Lien Position                          Maturity    Maturity    Age
------------------------------------------------------------------
1                                           357         354      2
2                                           352         349      3
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Prepayment Penalty Term                  Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
0                                        1,507   $  235,180,406.33          22.39%   39.29%    7.298%     603      76.74%
12                                         410       76,103,133.73           7.24    39.18     6.776      631      71.42
24                                        3362      526,461,258.33          50.12    39.16     6.969      604      78.39
30                                           9        1,819,377.75           0.17    39.40     6.807      633      83.23
36                                       1,389      210,938,820.24          20.08    38.64     6.814      638      74.12
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Prepayment Penalty Term                 Maturity    Maturity    Age
-------------------------------------------------------------------
0                                            357         355      2
12                                           355         353      2
24                                           359         357      3
30                                           360         357      3
36                                           352         349      3
-------------------------------------------------------------------
Total:                                       357         354      2
-------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Geographic Distribution                  Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
California                               1,176   $  233,995,405.49          22.27%   39.69%    6.718%     605      72.51%
Massachusetts                              576      118,440,812.32          11.27    39.90     6.592      620      74.22
New York                                   520      106,724,136.08          10.16    39.66     6.867      611      70.28
Florida                                    517       66,838,487.27           6.36    38.92     7.249      612      79.23
New Jersey                                 336       62,331,275.71           5.93    40.23     7.333      608      76.29
Texas                                      356       37,117,925.09           3.53    38.59     7.671      609      81.77
Illinois                                   219       32,035,790.92           3.05    38.96     7.364      609      82.60
Rhode Island                               169       28,600,691.27           2.72    38.75     6.750      620      74.51
Michigan                                   238       27,438,579.08           2.61    39.39     7.466      612      81.54
Virginia                                   184       27,031,982.52           2.57    37.89     7.236      605      78.62
Connecticut                                160       24,857,389.49           2.37    38.37     6.925      619      78.32
Colorado                                   151       23,597,825.78           2.25    37.66     6.570      617      80.92
Pennsylvania                               184       21,932,030.20           2.09    37.30     6.910      618      81.55
Arizona                                    149       19,434,473.15           1.85    37.57     7.025      625      81.70
Georgia                                    162       19,366,363.05           1.84    39.22     7.802      614      83.88
Maryland                                   109       17,816,271.61           1.70    38.96     7.220      606      80.86
Nevada                                     103       17,324,633.68           1.65    39.00     6.882      630      80.77
Ohio                                       161       17,101,008.76           1.63    38.58     7.511      624      83.90
New Hampshire                              100       16,082,689.58           1.53    38.49     6.684      610      75.80
Washington                                 105       15,761,806.24           1.50    37.76     6.887      621      81.07
Minnesota                                   91       12,557,616.04           1.20    39.65     7.100      608      77.68
Maine                                       90       12,324,506.40           1.17    37.91     7.288      606      76.78
North Carolina                             100       11,184,909.83           1.06    39.31     7.572      617      80.54
Indiana                                    100       10,290,632.35           0.98    35.47     7.350      618      83.85
Wisconsin                                   83        9,992,579.80           0.95    37.85     7.503      616      81.02
Oregon                                      49        7,396,818.81           0.70    38.25     6.855      622      77.42
Tennessee                                   74        6,790,425.70           0.65    36.56     7.592      609      83.40
Missouri                                    62        6,332,681.86           0.60    36.18     7.714      618      83.69
Louisiana                                   35        3,943,519.49           0.38    40.32     7.378      615      80.07
Idaho                                       36        3,661,418.64           0.35    38.68     7.089      638      81.43
Utah                                        29        3,584,853.51           0.34    36.93     7.029      616      86.43
Kentucky                                    34        3,352,938.41           0.32    38.02     7.496      627      82.71
Alabama                                     36        3,230,664.49           0.31    36.70     7.455      608      81.03
Delaware                                    18        2,975,832.15           0.28    38.99     7.210      623      82.10
South Carolina                              26        2,930,839.64           0.28    36.30     7.379      624      81.96
Vermont                                     24        2,915,758.17           0.28    39.16     6.774      635      78.38
Wyoming                                     20        2,505,616.12           0.24    34.53     6.645      636      80.17
Kansas                                      18        1,974,078.66           0.19    37.20     7.621      627      91.29
Hawaii                                       9        1,960,971.52           0.19    37.56     6.083      679      78.38
Iowa                                        21        1,892,754.53           0.18    37.45     7.179      618      76.25
Montana                                      8        1,062,259.74           0.10    43.71     6.903      605      74.21
Oklahoma                                    11        1,045,378.65           0.10    40.37     7.098      622      84.07
Nebraska                                     9          835,916.89           0.08    34.94     7.517      640      85.38
Mississippi                                  6          598,136.50           0.06    32.74     7.736      628      82.64
Arkansas                                     6          568,452.33           0.05    42.05     7.673      633      89.47
Alaska                                       3          438,550.68           0.04    30.28     7.162      720      86.89
North Dakota                                 2          173,711.51           0.02    46.83     7.010      626      83.14
South Dakota                                 2          151,596.67           0.01    45.73     8.823      683      91.14
-------------------------------------------------------------------------------------------------------------------------
Total:                                   6,677   $1,050,502,996.38         100.00%   39.09%    6.997%     613      76.66%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Geographic Distribution                Maturity    Maturity    Age
------------------------------------------------------------------
California                                  357         354      3
Massachusetts                               358         355      2
New York                                    356         354      2
Florida                                     357         355      2
New Jersey                                  358         356      3
Texas                                       350         348      2
Illinois                                    359         357      2
Rhode Island                                358         356      2
Michigan                                    357         355      2
Virginia                                    360         357      3
Connecticut                                 356         353      2
Colorado                                    360         357      3
Pennsylvania                                356         354      2
Arizona                                     354         351      3
Georgia                                     358         356      2
Maryland                                    357         355      2
Nevada                                      358         355      3
Ohio                                        359         357      2
New Hampshire                               357         354      3
Washington                                  360         357      3
Minnesota                                   360         357      3
Maine                                       356         354      2
North Carolina                              356         353      3
Indiana                                     357         355      2
Wisconsin                                   358         355      2
Oregon                                      360         357      3
Tennessee                                   352         350      2
Missouri                                    360         358      2
Louisiana                                   357         354      2
Idaho                                       360         358      2
Utah                                        353         351      3
Kentucky                                    360         358      2
Alabama                                     353         350      2
Delaware                                    354         352      2
South Carolina                              347         345      2
Vermont                                     360         358      2
Wyoming                                     360         358      2
Kansas                                      360         358      2
Hawaii                                      360         357      3
Iowa                                        338         336      2
Montana                                     360         357      3
Oklahoma                                    360         358      2
Nebraska                                    360         358      2
Mississippi                                 360         358      2
Arkansas                                    332         329      3
Alaska                                      310         307      2
North Dakota                                360         358      2
South Dakota                                360         356      4
------------------------------------------------------------------
Total:                                      357         354      2
------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Gross Margins - (Adjustable Loans Only)

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Gross Margin                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                1   $      101,927.91           0.01%   18.50%    7.650%     596      65.90%
1.501 - 2.000                                1          290,219.05           0.04    42.59     8.990      589      90.00
2.501 - 3.000                               21        3,841,663.03           0.49    40.05     4.985      660      69.85
3.001 - 3.500                               95       18,188,329.88           2.31    37.80     5.385      658      70.86
3.501 - 4.000                              315       56,548,404.23           7.17    40.08     5.784      638      72.29
4.001 - 4.500                              645      113,396,003.32          14.39    39.36     6.221      629      75.49
4.501 - 5.000                              866      146,099,465.67          18.54    38.95     6.575      618      79.24
5.001 - 5.500                              880      139,450,613.41          17.69    38.97     7.009      608      80.36
5.501 - 6.000                              808      123,583,778.18          15.68    38.83     7.419      587      78.49
6.001 - 6.500                              543       78,657,153.74           9.98    39.27     7.761      573      79.03
6.501 - 7.000                              370       56,581,772.36           7.18    39.34     8.047      571      78.89
7.001 - 7.500                              221       31,372,596.83           3.98    39.99     8.603      558      79.10
7.501 - 8.000                              158       20,032,662.86           2.54    39.71     9.151      548      77.13
-------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
-------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                                          W.A.        W.A.
                                      Original   Remaining   W.A.
                                       Term to     Term to   Loan
Gross Margin                          Maturity    Maturity    Age
-----------------------------------------------------------------
1.001 - 1.500                              360         357      3
1.501 - 2.000                              360         357      3
2.501 - 3.000                              360         357      3
3.001 - 3.500                              359         356      3
3.501 - 4.000                              360         357      3
4.001 - 4.500                              360         357      3
4.501 - 5.000                              359         357      3
5.001 - 5.500                              360         357      2
5.501 - 6.000                              360         358      2
6.001 - 6.500                              359         357      2
6.501 - 7.000                              360         357      3
7.001 - 7.500                              360         358      2
7.501 - 8.000                              359         357      2
-----------------------------------------------------------------
Total:                                     360         357      3
-----------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Initial Cap                              Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
1.000                                        3   $      477,515.58           0.06%   44.24%    8.164%     586      84.47%
2.000                                       23        4,607,004.11           0.58    42.94     6.845      602      83.35
3.000                                     4897      782,952,276.71          99.34    39.15     7.012      604      77.90
4.000                                        1          107,794.07           0.01    38.82     8.300      549      80.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
--------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Initial Cap                             Maturity    Maturity    Age
-------------------------------------------------------------------
1.000                                        360         357      3
2.000                                        360         356      4
3.000                                        360         357      3
4.000                                        360         357      3
-------------------------------------------------------------------
Total:                                       360         357      3
-------------------------------------------------------------------



Periodic Rate Cap - (Adjustable Loans Only)

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Periodic Cap                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
1.000                                    4,801   $  765,764,252.77          97.16%   39.14%    7.015%     604      77.94%
1.500                                      123       22,380,337.70           2.84    40.35     6.923      594      78.02
-------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
-------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Periodic Cap                           Maturity    Maturity    Age
------------------------------------------------------------------
1.000                                       360         357      2
1.500                                       360         356      4
------------------------------------------------------------------
Total:                                      360         357      3
------------------------------------------------------------------




Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Maximum Interest Rates -
(Adjustable Loans Only)

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Maximum Rate                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500                              4   $      705,597.39           0.09%   41.05%    4.825%     676      80.00%
10.501 - 11.000                             88       18,070,378.60           2.29    40.03     4.887      648      72.22
11.001 - 11.500                            180       34,128,648.26           4.33    39.89     5.367      643      74.87
11.501 - 12.000                            490       92,327,952.65          11.71    39.02     5.843      631      77.06
12.001 - 12.500                            686      122,217,584.14          15.51    39.74     6.316      618      78.11
12.501 - 13.000                          1,000      163,307,098.47          20.72    38.85     6.791      610      78.31
13.001 - 13.500                            723      113,508,500.11          14.40    38.91     7.262      597      78.71
13.501 - 14.000                            772      112,284,778.14          14.25    38.98     7.718      587      78.86
14.001 - 14.500                            414       58,551,638.91           7.43    39.34     8.191      570      79.31
14.501 - 15.000                            316       42,464,910.09           5.39    38.74     8.708      570      77.15
15.001 - 15.500                            138       17,030,649.37           2.16    39.85     9.187      557      78.63
15.501 - 16.000                             68        8,670,873.88           1.10    40.26     9.664      544      76.22
16.001 - 16.500                             27        3,025,973.70           0.38    40.77    10.193      545      72.20
16.501 - 17.000                             13        1,334,596.32           0.17    34.02    10.629      531      73.61
17.001 - 17.500                              4          409,075.84           0.05    38.79    11.270      542      60.25
17.501 - 18.000                              1          106,334.60           0.01    28.08    11.700      568      95.00
-------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Maximum Rate                            Maturity    Maturity    Age
-------------------------------------------------------------------
10.001 - 10.500                              360         356      4
10.501 - 11.000                              360         356      4
11.001 - 11.500                              360         357      3
11.501 - 12.000                              359         356      3
12.001 - 12.500                              360         357      3
12.501 - 13.000                              360         357      2
13.001 - 13.500                              360         357      2
13.501 - 14.000                              360         357      2
14.001 - 14.500                              360         357      2
14.501 - 15.000                              360         358      2
15.001 - 15.500                              360         358      2
15.501 - 16.000                              360         358      2
16.001 - 16.500                              360         358      2
16.501 - 17.000                              360         358      2
17.001 - 17.500                              360         358      2
17.501 - 18.000                              360         358      2
-------------------------------------------------------------------
Total:                                       360         357      3
-------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Range of Minimum Interest Rates- (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Minimum Rate                             Loans             Balance        Balance      DTI    Coupon    Score        LTV
--------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                2   $      622,018.94           0.08%   39.03%    5.687%     638      80.00%
4.001 - 4.500                                2          410,118.20           0.05    44.68     4.472      696      80.00
4.501 - 5.000                               88       18,087,505.09           2.29    39.95     4.889      650      72.55
5.001 - 5.500                              187       35,601,016.11           4.52    40.17     5.370      642      75.12
5.501 - 6.000                              492       92,179,454.43          11.70    38.94     5.825      630      76.88
6.001 - 6.500                              701      124,485,230.53          15.79    39.68     6.319      618      78.16
6.501 - 7.000                             1039      170,743,809.22          21.66    38.89     6.802      609      78.27
7.001 - 7.500                              735      115,569,805.04          14.66    38.90     7.294      596      78.69
7.501 - 8.000                              744      107,268,022.52          13.61    39.13     7.791      586      79.17
8.001 - 8.500                              391       54,742,907.90           6.95    39.40     8.292      568      79.11
8.501 - 9.000                              305       40,241,410.85           5.11    38.33     8.779      568      76.82
9.001 - 9.500                              131       15,728,491.06           2.00    39.57     9.269      556      78.99
9.501 - 10.000                              64        7,902,579.21           1.00    40.91     9.759      543      75.75
10.001 - 10.500                             26        2,891,777.85           0.37    40.43    10.229      545      72.30
10.501 - 11.000                             12        1,155,033.08           0.15    32.26    10.783      536      72.62
11.001 - 11.500                              4          409,075.84           0.05    38.79    11.270      542      60.25
11.501 - 12.000                              1          106,334.60           0.01    28.08    11.700      568      95.00
--------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
--------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
                                            W.A.        W.A.
                                        Original   Remaining   W.A.
                                         Term to     Term to   Loan
Minimum Rate                            Maturity    Maturity    Age
-------------------------------------------------------------------
3.501 - 4.000                                360         357      3
4.001 - 4.500                                360         357      3
4.501 - 5.000                                360         356      4
5.001 - 5.500                                360         357      3
5.501 - 6.000                                359         356      3
6.001 - 6.500                                360         357      3
6.501 - 7.000                                360         357      2
7.001 - 7.500                                360         357      2
7.501 - 8.000                                360         357      2
8.001 - 8.500                                360         358      2
8.501 - 9.000                                360         358      2
9.001 - 9.500                                360         358      2
9.501 - 10.000                               360         358      2
10.001 - 10.500                              360         358      2
10.501 - 11.000                              360         358      2
11.001 - 11.500                              360         358      2
11.501 - 12.000                              360         358      2
-------------------------------------------------------------------
Total:                                       360         357      3
-------------------------------------------------------------------




Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------


Next Interest Adjustment Date - (Adjustable Loans Only)

-------------------------------------------------------------------------------------------------------------------------
                                        Number                            Percent                                   W.A.
                                            of           Aggregate       of Loans               W.A.     W.A.   Combined
                                      Mortgage           Principal   by Principal     W.A.     Gross   Credit   Original
Next Rate Adjustment Date                Loans             Balance        Balance      DTI    Coupon    Score        LTV
-------------------------------------------------------------------------------------------------------------------------
January 1, 2005                              2   $      297,952.34           0.04%   43.57%    7.275%     635      87.16%
January 1, 2006                              1          198,985.96           0.03    30.93     8.400      516      74.10
February 1, 2006                             1           97,990.80           0.01    15.98     8.700      561      80.00
February 25, 2006                            1          171,755.52           0.02    39.33     6.350      653      95.00
March 1, 2006                               14        2,317,133.53           0.29    34.73     6.775      636      87.15
April 1, 2006                               81       14,911,450.37           1.89    39.27     6.722      629      82.45
April 13, 2006                               1           59,328.69           0.01    47.23     7.700      536      70.00
May 1, 2006                                489       90,442,137.27          11.48    39.81     6.593      625      78.47
June 1, 2006                              1351      221,896,178.73          28.15    39.44     6.670      612      76.84
July 1, 2006                              2022      308,714,049.21          39.17    39.23     7.264      591      77.99
August 1, 2006                             545       81,655,184.65          10.36    38.38     7.729      586      79.59
March 1, 2007                                3          431,386.74           0.05    42.49     6.838      713      80.98
April 1, 2007                                5          979,681.06           0.12    43.10     6.165      696      78.17
May 1, 2007                                 45        8,199,631.47           1.04    39.07     6.066      639      75.51
May 3, 2007                                  1          234,100.07           0.03    46.74     7.750      571      85.00
June 1, 2007                               128       20,529,078.90           2.60    37.93     6.334      635      77.51
July 1, 2007                               183       29,289,745.74           3.72    38.60     7.008      604      77.41
August 1, 2007                              47        7,190,156.50           0.91    36.25     7.637      581      76.07
June 1, 2019                                 3          216,930.56           0.03    39.21     7.096      631      82.87
July 1, 2019                                 1          311,732.36           0.04    44.62     7.800      702      95.00
-------------------------------------------------------------------------------------------------------------------------
Total:                                   4,924   $  788,144,590.47         100.00%   39.17%    7.012%     604      77.94%
-------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------
                                           W.A.        W.A.
                                       Original   Remaining   W.A.
                                        Term to     Term to   Loan
Next Rate Adjustment Date              Maturity    Maturity    Age
------------------------------------------------------------------
January 1, 2005                             360         358      2
January 1, 2006                             360         352      8
February 1, 2006                            360         353      7
February 25, 2006                           360         354      6
March 1, 2006                               360         354      6
April 1, 2006                               360         355      5
April 13, 2006                              360         356      4
May 1, 2006                                 360         356      4
June 1, 2006                                360         357      3
July 1, 2006                                360         358      2
August 1, 2006                              360         359      1
March 1, 2007                               360         354      6
April 1, 2007                               360         355      5
May 1, 2007                                 360         356      4
May 3, 2007                                 360         357      3
June 1, 2007                                359         356      3
July 1, 2007                                360         358      2
August 1, 2007                              360         359      1
June 1, 2019                                360         357      3
July 1, 2019                                360         358      2
------------------------------------------------------------------
Total:                                      360         357      3
------------------------------------------------------------------



Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


DESCRIPTION OF THE COLLATERAL
GROUP 2 MORTGAGE LOANS SUMMARY

Summary                                                                          Total             Minimum             Maximum
                                                                                 -----             -------             -------
------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-Off Date Aggregate Principal Balance                  $ 316,646,427.80
Number of Loans                                                                  1,174
Average Original Loan Balance                                         $     270,276.60    $      50,000.00    $   1,200,000.00
Average Current Loan Balance                                          $     269,715.87    $      49,289.29    $   1,197,866.33
(1) Weighted Average Combined Original LTV                                       76.71%              11.24%             100.00%
(1) Weighted Average Gross Coupon                                                6.976%              3.875%             12.750%
(1) (2) Weighted Average Gross Margin                                            5.167%              2.250%             10.045%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                 22                   3                 179
(1) Weighted Average Remaining Term to Maturity (months)                           354                 119                 359
(1) (3) Weighted Average Credit Score                                              614                 500                 805
------------------------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 99.10% of the Mortgage Loans have Credit Scores.


--------------------------------------------------------------------------------
                                                            Percent of
                                                      Statistical Cut-Off Date
                                  Range                 Principal Balance
Product Type                      Adjustable                  70.52%
                                  Fixed                       29.48%

Lien                              First                       97.18%
                                  Second                       2.82%
Property Type                     SFR                         82.93%
                                  2-4 Family                   5.74%
                                  PUD                          7.80%
                                  Condominium                  3.22%
                                  Manufactured Housing         0.32%

Occupancy Status                  Owner Occupied              94.67%
                                  Non-Owner Occupied           2.92%
                                  Second Home                  2.41%
Geographic Distribution           California                  39.28%
                                  New York                    16.63%
                                  Massachusetts                8.97%
                                  New Jersey                   5.79%
                                  Virginia                     4.39%

Number of States (including DC)                                   45
Largest Zip Code Concentration    10573 (NY)                   0.48%
Loans with Prepayment Penalties                               77.87%
--------------------------------------------------------------------------------


Banc of America Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons


--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Mortgage Coupons                        Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                               1   $    366,015.38           0.12%   50.58%     3.875%      718     70.96%
4.001 - 4.500                               2        927,132.15           0.29    44.78      4.500       665     77.70
4.501 - 5.000                              12      5,469,197.64           1.73    44.63      4.877       654     75.60
5.001 - 5.500                              46     20,005,319.09           6.32    41.69      5.352       647     74.70
5.501 - 6.000                             120     50,463,994.94          15.94    41.48      5.854       639     76.77
6.001 - 6.500                             150     53,727,088.38          16.97    41.29      6.312       628     77.75
6.501 - 7.000                             206     69,837,177.56          22.06    39.83      6.820       610     76.48
7.001 - 7.500                             144     34,107,849.04          10.77    39.71      7.292       605     72.22
7.501 - 8.000                             120     29,103,615.59           9.19    41.44      7.791       574     78.10
8.001 - 8.500                              81     14,042,707.62           4.43    40.32      8.281       596     79.18
8.501 - 9.000                              68     15,150,287.42           4.78    43.05      8.772       582     79.52
9.001 - 9.500                              61      7,138,934.89           2.25    40.17      9.302       611     79.33
9.501 - 10.000                             74      8,238,034.57           2.60    39.60      9.804       586     76.36
10.001 - 10.500                            35      3,761,034.88           1.19    39.54     10.255       554     72.16
10.501 - 11.000                            32      2,593,264.66           0.82    39.31     10.841       579     81.85
11.001 - 11.500                            14      1,129,268.90           0.36    43.52     11.405       593     91.72
11.501 - 12.000                             2        158,987.73           0.05    39.44     11.892       612    100.00
12.001 - 12.500                             5        345,960.98           0.11    43.04     12.479       620    100.00
12.501 - 13.000                             1         80,556.38           0.03    33.80     12.750       528     62.00
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Mortgage Coupons                       Maturity   Maturity    Age
-----------------------------------------------------------------
3.501 - 4.000                               360        356      4
4.001 - 4.500                               360        356      4
4.501 - 5.000                               360        356      4
5.001 - 5.500                               360        357      3
5.501 - 6.000                               356        353      3
6.001 - 6.500                               359        356      3
6.501 - 7.000                               356        354      2
7.001 - 7.500                               356        353      2
7.501 - 8.000                               356        353      2
8.001 - 8.500                               356        353      2
8.501 - 9.000                               357        355      2
9.001 - 9.500                               353        350      3
9.501 - 10.000                              353        351      3
10.001 - 10.500                             353        351      2
10.501 - 11.000                             360        358      2
11.001 - 11.500                             353        351      2
11.501 - 12.000                             360        356      4
12.001 - 12.500                             313        309      3
12.501 - 13.000                             360        359      1
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Combined Original LTV                   Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                               2   $     99,399.00           0.03%   33.94%     7.026%      589     12.77%
15.01 - 20.00                               3        217,638.17           0.07    44.79      7.266       660     18.00
20.01 - 25.00                               5        304,175.94           0.10    44.79      8.223       611     23.17
25.01 - 30.00                               8        855,571.57           0.27    37.68      7.477       578     27.00
30.01 - 35.00                              11        990,267.80           0.31    36.55      7.656       622     32.43
35.01 - 40.00                              18      2,095,630.87           0.66    40.06      7.469       560     37.04
40.01 - 45.00                              29      4,341,196.20           1.37    36.35      7.009       617     42.71
45.01 - 50.00                              44      7,800,493.94           2.46    39.33      7.222       598     47.35
50.01 - 55.00                              38      8,183,589.02           2.58    41.34      7.013       598     52.75
55.01 - 60.00                              61     16,581,926.62           5.24    37.59      7.354       583     58.20
60.01 - 65.00                              88     19,838,202.32           6.27    40.39      6.779       593     63.15
65.01 - 70.00                             122     33,389,613.56          10.54    40.18      6.942       605     68.65
70.01 - 75.00                             118     39,229,550.37          12.39    41.21      6.844       593     73.96
75.01 - 80.00                             236     74,560,183.80          23.55    41.76      6.751       614     79.36
80.01 - 85.00                              62     22,517,320.33           7.11    41.92      6.676       625     83.95
85.01 - 90.00                             121     44,417,883.09          14.03    41.68      6.857       629     89.72
90.01 - 95.00                              98     31,515,638.34           9.95    40.69      7.055       647     94.76
95.01 - 100.00                            110      9,708,146.86           3.07    40.25      9.577       659     99.77
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Combined Original LTV                  Maturity   Maturity    Age
-----------------------------------------------------------------
10.01 - 15.00                               270        267      3
15.01 - 20.00                               360        358      2
20.01 - 25.00                               325        323      2
25.01 - 30.00                               360        358      2
30.01 - 35.00                               327        324      2
35.01 - 40.00                               337        335      3
40.01 - 45.00                               338        335      2
45.01 - 50.00                               347        344      3
50.01 - 55.00                               360        357      3
55.01 - 60.00                               358        356      2
60.01 - 65.00                               354        351      2
65.01 - 70.00                               355        353      2
70.01 - 75.00                               356        353      3
75.01 - 80.00                               358        355      3
80.01 - 85.00                               360        357      3
85.01 - 90.00                               360        357      3
90.01 - 95.00                               360        357      3
95.01 - 100.00                              352        349      3
Total:                                      357        354      3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Statistical Cut-Off Date Principal Balance

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Principal Balance                       Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
less than 50,000.00                        23   $  1,146,726.07           0.36%   35.41%     8.963%      582     49.02%
50,000.01 - 75,000.00                     184     11,890,620.06           3.76    36.24      8.954       607     76.27
75,000.01 - 100,000.00                    150     12,967,465.50           4.10    37.19      8.540       610     77.41
100,000.01 - 125,000.00                    77      8,582,114.07           2.71    38.01      7.970       595     67.26
125,000.01 - 150,000.00                    62      8,546,615.01           2.70    39.91      7.959       592     66.61
150,000.01 - 175,000.00                    28      4,520,026.22           1.43    40.38      7.533       593     68.53
175,000.01 - 200,000.00                    31      5,832,679.82           1.84    38.25      7.525       598     66.89
200,000.01 - 225,000.00                    15      3,169,913.59           1.00    39.79      8.376       596     67.88
225,000.01 - 250,000.00                    17      4,076,628.33           1.29    43.54      7.563       584     63.46
250,000.01 - 275,000.00                     7      1,821,282.89           0.58    41.98      6.961       631     68.59
275,000.01 - 300,000.00                     2        575,595.03           0.18    21.77      7.192       712     71.15
300,000.01 - 325,000.00                     5      1,578,534.70           0.50    42.65      7.226       618     65.02
325,000.01 - 350,000.00                   102     34,854,202.81          11.01    42.11      6.888       608     76.65
350,000.01 - 375,000.00                    91     32,958,852.36          10.41    41.68      6.731       619     81.30
375,000.01 - 400,000.00                    81     31,519,805.94           9.95    41.87      6.770       612     77.58
400,000.01 - 425,000.00                    47     19,364,663.98           6.12    40.68      6.754       620     83.86
425,000.01 - 450,000.00                    57     25,050,894.33           7.91    41.19      6.516       615     76.48
450,000.01 - 475,000.00                    33     15,267,852.68           4.82    42.53      6.637       634     81.81
475,000.01 - 500,000.00                    54     26,466,432.16           8.36    41.27      6.542       624     76.31
500,000.01 - 525,000.00                    20     10,287,307.01           3.25    41.21      6.451       642     81.00
525,000.01 - 550,000.00                    11      5,937,592.88           1.88    37.45      6.359       619     84.28
550,000.01 - 575,000.00                    25     14,077,403.19           4.45    41.07      6.998       592     78.95
575,000.01 - 600,000.00                    13      7,701,740.43           2.43    38.08      6.369       612     78.26
600,000.01 - 625,000.00                     7      4,299,555.14           1.36    44.17      6.271       639     80.08
625,000.01 - 650,000.00                     5      3,195,717.32           1.01    45.89      6.406       596     84.34
650,000.01 - 675,000.00                     4      2,671,868.84           0.84    44.00      7.378       591     71.04
675,000.01 - 700,000.00                     7      4,810,887.23           1.52    44.77      6.478       628     66.50
700,000.01 - 725,000.00                     3      2,138,090.97           0.68    40.04      7.269       576     76.43
725,000.01 - 750,000.00                     3      2,231,127.59           0.70    47.09      6.471       641     75.00
750,000.01 - 775,000.00                     1        767,324.10           0.24    42.31      6.750       534     70.00
775,000.01 - 800,000.00                     1        784,000.00           0.25    50.31      5.590       621     69.69
800,000.01 - 825,000.00                     2      1,626,572.40           0.51    43.94      6.311       630     74.15
825,000.01 - 850,000.00                     1        837,901.81           0.26    18.50      6.950       542     60.00
850,000.01 - 875,000.00                     1        857,500.00           0.27    44.90      5.650       632     61.25
975,000.01 - 1,000,000.00                   2      1,997,339.58           0.63    33.24      6.550       650     63.33
over 1,000,000.01                           2      2,233,593.76           0.71    45.09      6.264       662     75.53
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Principal Balance                      Maturity   Maturity    Age
-----------------------------------------------------------------
less than 50,000.00                         329        327      2
50,000.01 - 75,000.00                       339        337      2
75,000.01 - 100,000.00                      354        351      3
100,000.01 - 125,000.00                     344        341      2
125,000.01 - 150,000.00                     355        353      2
150,000.01 - 175,000.00                     356        353      2
175,000.01 - 200,000.00                     356        354      2
200,000.01 - 225,000.00                     344        342      2
225,000.01 - 250,000.00                     353        351      2
250,000.01 - 275,000.00                     360        358      2
275,000.01 - 300,000.00                     360        357      3
300,000.01 - 325,000.00                     337        335      2
325,000.01 - 350,000.00                     360        357      3
350,000.01 - 375,000.00                     359        356      3
375,000.01 - 400,000.00                     355        352      3
400,000.01 - 425,000.00                     360        357      3
425,000.01 - 450,000.00                     358        355      3
450,000.01 - 475,000.00                     360        357      3
475,000.01 - 500,000.00                     360        357      3
500,000.01 - 525,000.00                     360        357      3
525,000.01 - 550,000.00                     360        357      3
550,000.01 - 575,000.00                     360        357      3
575,000.01 - 600,000.00                     360        357      3
600,000.01 - 625,000.00                     334        331      3
625,000.01 - 650,000.00                     360        358      2
650,000.01 - 675,000.00                     360        357      3
675,000.01 - 700,000.00                     360        357      3
700,000.01 - 725,000.00                     360        358      2
725,000.01 - 750,000.00                     360        357      3
750,000.01 - 775,000.00                     360        356      4
775,000.01 - 800,000.00                     360        354      6
800,000.01 - 825,000.00                     360        357      3
825,000.01 - 850,000.00                     360        357      3
850,000.01 - 875,000.00                     360        356      4
975,000.01 - 1,000,000.00                   360        357      3
over 1,000,000.01                           360        357      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Original Term to Maturity               Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
120                                         1   $     59,696.90           0.02%   42.25%     9.400%      544     41.38%
180                                        26      2,792,823.88           0.88    35.22      7.220       641     64.85
240                                        32      4,638,109.95           1.46    41.01      7.578       615     66.27
360                                      1115    309,155,797.07          97.63    40.93      6.964       614     76.98
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%

-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Original Term to Maturity              Maturity   Maturity    Age
-----------------------------------------------------------------
120                                         120        119      1
180                                         180        177      3
240                                         240        238      2
360                                         360        357      3
Total:                                      357        354      3


Remaining Term to Maturity

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Remaining Term to Maturity              Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
116 - 120                                   1   $     59,696.90           0.02%   42.25%     9.400%      544     41.38%
176 - 180                                  26      2,792,823.88           0.88    35.22      7.220       641     64.85
236 - 240                                  32      4,638,109.95           1.46    41.01      7.578       615     66.27
351 - 355                                  36     14,262,438.80           4.50    43.10      6.722       617     83.38
356 - 360                                1079    294,893,358.27          93.13    40.82      6.975       613     76.67
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Remaining Term to Maturity             Maturity   Maturity    Age
-----------------------------------------------------------------
116 - 120                                   120        119      1
176 - 180                                   180        177      3
236 - 240                                   240        238      2
351 - 355                                   360        355      5
356 - 360                                   360        357      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Credit Score                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
801 - 850                                   1   $    396,242.75           0.13%   54.00%     5.950%      805     65.00%
751 - 800                                  26      9,230,254.85           2.92    30.84      6.782       771     78.76
701 - 750                                  62     17,504,119.18           5.53    42.21      6.550       719     83.08
651 - 700                                 190     56,381,957.55          17.81    40.65      6.587       671     80.26
601 - 650                                 386    102,933,797.66          32.51    40.86      6.720       622     78.87
551 - 600                                 257     70,828,399.69          22.37    41.23      7.073       577     74.43
501 - 550                                 234     56,408,523.62          17.81    41.63      7.832       528     69.90
451 - 500                                   2        126,985.86           0.04    43.19     10.022       500     69.63
Not Scored                                 16      2,836,146.64           0.90    38.09      7.757         0     76.19
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Credit Score                           Maturity   Maturity    Age
-----------------------------------------------------------------
801 - 850                                   240        236      4
751 - 800                                   346        343      3
701 - 750                                   360        357      3
651 - 700                                   359        356      3
601 - 650                                   356        354      3
551 - 600                                   356        354      2
501 - 550                                   357        355      2
451 - 500                                   360        358      2
Not Scored                                  357        355      2
Total:                                      357        354      3


Credit Grade

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Credit Grade                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
AA+                                        86   $ 23,902,638.20           7.55%   42.18%     7.046%      685     83.50%
AA                                        509    162,929,817.17          51.45    40.99      6.517       623     76.79
A                                         123     36,158,806.06          11.42    40.45      7.206       555     71.52
B                                          80     21,111,077.07           6.67    42.19      7.859       550     73.09
C                                          66      9,093,913.21           2.87    42.05      8.783       533     63.96
CC                                         39      5,764,573.58           1.82    41.91      9.852       533     58.50
NG                                        271     57,685,602.51          18.22    39.67      7.203       640     82.09
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Credit Grade                           Maturity   Maturity    Age
-----------------------------------------------------------------
AA+                                         358        355      3
AA                                          356        353      3
A                                           357        355      2
B                                           358        356      2
C                                           356        354      2
CC                                          360        358      2
NG                                          357        354      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Property Type                           Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
Single Family                             978   $262,585,990.04          82.93%   41.12%     6.939%      612     76.39%
Planned Unit Development                   72     24,703,343.98           7.80    39.94      7.042       605     78.97
2-4 Family                                 69     18,170,060.15           5.74    39.54      7.106       645     75.07
Low Rise Condominium                       38      9,139,889.17           2.89    39.93      7.363       632     82.40
High Rise Condominium                       4      1,040,606.36           0.33    42.95      8.244       639     86.18
Manufactured Housing                       13      1,006,538.10           0.32    33.80      7.808       630     72.51
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Property Type                          Maturity   Maturity    Age
-----------------------------------------------------------------
Single Family                               356        354      3
Planned Unit Development                    360        357      3
2-4 Family                                  358        355      2
Low Rise Condominium                        358        355      3
High Rise Condominium                       360        358      2
Manufactured Housing                        311        309      2
Total:                                      357        354      3


Occupancy Status

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Occupancy Status                        Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied                           1111   $299,759,173.18          94.67%   41.08%     6.955%      612     76.98%
Non-Owner Occupied                         42      9,251,018.63           2.92    34.84      7.823       656     71.34
Second Home                                21      7,636,235.99           2.41    40.75      6.739       650     72.53
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Occupancy Status                       Maturity   Maturity    Age
-----------------------------------------------------------------
Owner Occupied                              357        354      3
Non-Owner Occupied                          360        357      3
Second Home                                 354        351      2
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Documentation                           Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                        730   $182,453,243.69          57.62%   41.19%     6.920%      604     77.97%
Stated Income Documentation               411    124,715,985.18          39.39    40.33      7.052       623     74.98
No Documentation                           21      5,349,200.13           1.69     0.00      7.540       736     83.80
Lite Documentation                         12      4,127,998.80           1.30    44.39      6.394       600     64.43
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Documentation                          Maturity   Maturity    Age
-----------------------------------------------------------------
Full Documentation                          356        354      3
Stated Income Documentation                 358        355      3
No Documentation                            339        336      3
Lite Documentation                          348        346      3
Total:                                      357        354      3


Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Loan Purpose                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                         704   $185,743,137.67          58.66%   40.54%     6.946%      602     72.81%
Purchase                                  374    103,174,004.20          32.58    40.86      6.971       641     83.66
Rate Term Refinance                        96     27,729,285.93           8.76    43.30      7.189       590     76.94
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Loan Purpose                           Maturity   Maturity    Age
-----------------------------------------------------------------
Cashout Refinance                           356        353      3
Purchase                                    358        355      3
Rate Term Refinance                         355        352      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Product Type                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
2/28 ARM                                  573   $180,510,151.41          57.01%   41.75%     7.060%      598     77.65%
30 Year Fixed                             422     82,767,587.15          26.14    39.14      7.118       639     72.24
2/28 ARM with 5yr Interest Only            63     28,137,796.12           8.89    40.99      6.202       627     86.00
3/27 ARM                                   32     10,654,322.04           3.36    41.02      6.417       628     78.55
20 Year Fixed                              30      4,243,720.04           1.34    41.41      7.459       624     66.96
3/27 ARM with 5yr Interest Only             8      3,476,215.32           1.10    37.36      5.814       640     80.54
15 Year Fixed                              21      2,483,530.01           0.78    36.96      7.077       650     63.97
30 Year Fixedwith 5yr Interest Only         4      2,018,885.00           0.64    47.30      6.637       679     78.10
30 Year Fixed Rate Reduction               10      1,337,468.41           0.42    40.95      8.158       578     65.47
20 Year Fixed Rate Reduction                2        394,389.91           0.12    36.72      8.869       517     58.88
Other                                       9        622,362.39           0.20    30.09      8.069       593     75.39
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Product Type                           Maturity   Maturity    Age
-----------------------------------------------------------------
2/28 ARM                                    360        357      3
30 Year Fixed                               360        358      2
2/28 ARM with 5yr Interest Only             360        356      4
3/27 ARM                                    360        357      3
20 Year Fixed                               240        237      3
3/27 ARM with 5yr Interest Only             360        356      4
15 Year Fixed                               180        177      3
30 Year Fixedwith 5yr Interest Only         360        356      4
30 Year Fixed Rate Reduction                360        357      3
20 Year Fixed Rate Reduction                240        239      1
Other                                       248        245      2
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Interest Only

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Interest Only                           Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
Not Interest Only                        1099   $283,013,531.36          89.38%   40.87%     7.069%      612     75.73%
Interest Only                              75     33,632,896.44          10.62    41.00      6.188       632     84.96
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Interest Only                          Maturity   Maturity    Age
-----------------------------------------------------------------
Not Interest Only                           356        354      2
Interest Only                               360        356      4
Total:                                      357        354      3


Mortgage Insurance Provider

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Mortgage Insurance Provider             Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                     521   $118,908,141.72          37.55%   43.15%     7.325%      593     71.68%
PMI Mortgage Insurance                    653    197,738,286.08          62.45    39.50      6.765       626     79.73
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Mortgage Insurance Provider            Maturity   Maturity    Age
-----------------------------------------------------------------
No Mortgage Insurance                       356        354      3
PMI Mortgage Insurance                      357        354      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Lien Position                           Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
1                                        1060   $307,710,154.62          97.18%   40.90%     6.889%      613     76.12%
2                                         114      8,936,273.18           2.82    40.41      9.945       652     97.20
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Lien Position                          Maturity   Maturity    Age
-----------------------------------------------------------------
1                                           357        354      3
2                                           348        345      3
Total:                                      357        354      3


Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Prepayment Penalty Term                 Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
0                                         273   $ 70,080,977.76          22.13%   41.59%     7.488%      607     76.61%
12                                        106     31,527,252.64           9.96    39.57      6.735       643     69.22
24                                        526    157,734,327.79          49.81    41.28      6.865       606     79.67
30                                          2        829,806.14           0.26    47.17      6.616       598     76.59
36                                        267     56,474,063.47          17.84    39.58      6.786       629     72.75
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%

-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Prepayment Penalty Term                Maturity   Maturity    Age
-----------------------------------------------------------------
0                                           355        352      2
12                                          354        351      3
24                                          360        357      3
30                                          360        358      2
36                                          352        350      3
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

-------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Geographic Distribution                 Loans           Balance        Balance      DTI     Coupon     Score       LTV
-------------------------------------------------------------------------------------------------------------------------
California                                328   $124,378,883.95          39.28%   41.93%     6.650%      612     79.34%
New York                                  159     52,668,253.58          16.63    41.41      6.827       628     74.21
Massachusetts                              98     28,401,672.90           8.97    41.00      6.808       629     77.83
New Jersey                                 65     18,323,686.99           5.79    39.69      7.662       598     71.49
Virginia                                   52     13,916,481.81           4.39    41.10      7.378       604     76.67
Florida                                    84     11,714,158.40           3.70    36.99      7.279       612     74.29
Maryland                                   36      8,160,458.97           2.58    44.27      7.955       594     79.41
Nevada                                     19      5,319,316.26           1.68    30.88      7.077       602     76.53
Texas                                      31      4,851,870.87           1.53    39.27      7.460       634     72.48
Michigan                                   36      4,620,009.95           1.46    38.41      8.116       579     77.55
Colorado                                   13      4,196,686.74           1.33    44.07      6.555       609     73.75
Illinois                                   21      3,741,156.35           1.18    43.82      7.587       624     74.34
Pennsylvania                               26      3,686,726.00           1.16    42.67      6.909       595     73.25
Connecticut                                13      3,428,013.15           1.08    34.28      6.756       652     72.45
Rhode Island                               13      2,804,705.95           0.89    38.47      6.910       640     61.54
Ohio                                       24      2,764,856.02           0.87    36.51      7.973       570     72.53
New Hampshire                              10      2,738,155.19           0.86    40.99      6.936       590     71.74
Washington                                 13      2,229,992.08           0.70    42.62      7.217       625     77.68
Georgia                                    16      2,112,580.58           0.67    37.66      8.653       586     77.66
Louisiana                                  10      1,978,807.17           0.62    44.81      7.751       585     76.82
Arizona                                     6      1,744,512.39           0.55    43.54      7.175       668     83.98
North Carolina                              8      1,381,261.22           0.44    44.51      7.323       612     76.48
Minnesota                                   4      1,113,196.76           0.35    37.16      7.908       628     80.50
Indiana                                    14      1,097,344.25           0.35    35.96      8.148       569     73.33
Alabama                                     9      1,076,853.53           0.34    45.57      7.691       569     73.67
Maine                                       9        991,638.48           0.31    33.86      7.010       581     75.37
Vermont                                     7        893,321.47           0.28    29.71      6.940       672     70.33
Delaware                                    5        792,639.49           0.25    34.12      7.844       601     77.26
Hawaii                                      2        772,342.13           0.24    37.80      6.037       643     84.93
Oregon                                      6        743,196.20           0.23    32.64      6.722       612     78.23
Tennessee                                   6        606,971.43           0.19    39.38      7.571       609     74.37
Missouri                                    6        550,680.46           0.17    32.25      9.180       593     76.76
Montana                                     2        519,939.94           0.16    34.92      8.403       587     72.10
Kentucky                                    5        404,766.07           0.13    32.42      8.195       571     64.31
Idaho                                       1        398,866.40           0.13    27.67      6.300       596     75.47
Arkansas                                    2        389,619.41           0.12    17.79      5.320       697     77.01
Oklahoma                                    3        220,820.02           0.07    37.05      9.211       569     90.30
Wisconsin                                   2        150,978.26           0.05    43.34      9.090       549     57.81
Kansas                                      2        142,654.38           0.05    28.55      7.796       680     94.97
Wyoming                                     2        138,300.79           0.04    29.81      7.928       574     70.00
Iowa                                        2        126,858.56           0.04    44.45      9.688       562     87.41
Utah                                        1        103,307.19           0.03    22.35      9.850       531     75.00
Alaska                                      1         99,815.15           0.03    49.86      6.400       670     59.88
South Carolina                              1         94,891.69           0.03    43.19      8.850       599     95.00
West Virginia                               1         55,179.22           0.02    49.86     10.750       501     80.00
Total:                                  1,174   $316,646,427.80         100.00%   40.89%     6.976%      614     76.71%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Geographic Distribution                Maturity   Maturity    Age
-----------------------------------------------------------------
California                                  359        356      3
New York                                    356        354      2
Massachusetts                               356        353      2
New Jersey                                  356        354      2
Virginia                                    356        353      3
Florida                                     357        355      3
Maryland                                    360        357      3
Nevada                                      356        353      3
Texas                                       317        315      3
Michigan                                    360        358      2
Colorado                                    360        357      3
Illinois                                    354        351      2
Pennsylvania                                349        346      2
Connecticut                                 360        358      2
Rhode Island                                348        346      2
Ohio                                        360        358      2
New Hampshire                               360        358      2
Washington                                  352        349      3
Georgia                                     355        354      2
Louisiana                                   355        351      3
Arizona                                     354        351      2
North Carolina                              351        349      2
Minnesota                                   360        357      3
Indiana                                     344        341      3
Alabama                                     312        310      2
Maine                                       360        358      2
Vermont                                     350        348      2
Delaware                                    360        358      2
Hawaii                                      360        357      3
Oregon                                      360        357      3
Tennessee                                   360        358      2
Missouri                                    360        358      2
Montana                                     360        359      1
Kentucky                                    360        358      2
Idaho                                       360        357      3
Arkansas                                    360        353      7
Oklahoma                                    360        358      2
Wisconsin                                   360        357      3
Kansas                                      360        358      2
Wyoming                                     360        357      3
Iowa                                        269        267      1
Utah                                        360        356      4
Alaska                                      360        358      2
South Carolina                              360        358      2
West Virginia                               360        359      1
Total:                                      357        354      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Gross Margin                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                               1   $    338,983.64           0.15%    0.00%     4.875%      710     80.00%
2.501 - 3.000                               5      2,114,265.47           0.95    46.48      4.782       661     67.48
3.001 - 3.500                              25     11,172,388.57           5.00    43.64      5.398       648     69.71
3.501 - 4.000                              56     24,680,058.55          11.05    41.46      5.679       635     76.74
4.001 - 4.500                              94     38,127,589.50          17.08    41.86      6.190       624     81.85
4.501 - 5.000                             113     43,814,117.15          19.62    41.40      6.577       607     79.85
5.001 - 5.500                              85     28,736,868.12          12.87    39.56      6.904       594     80.76
5.501 - 6.000                              78     26,874,367.46          12.04    41.15      7.385       578     79.79
6.001 - 6.500                              51     17,451,689.21           7.82    43.04      7.844       587     80.24
6.501 - 7.000                              48     12,312,412.63           5.51    43.10      8.444       580     79.68
7.001 - 7.500                              21      3,667,559.06           1.64    38.73      8.916       573     77.16
7.501 - 8.000                              21      4,011,065.94           1.80    45.90      9.629       544     70.69
8.001 - 8.500                              50      5,901,419.67           2.64    37.40      9.295       549     74.89
8.501 - 9.000                              25      3,123,338.34           1.40    40.61      9.926       568     65.82
9.001 - 9.500                               7        671,327.54           0.30    42.55     10.434       523     78.43
9.501 - 10.000                              2        193,916.77           0.09    41.55     11.464       516     71.49
10.001 - 10.500                             1         94,917.91           0.04    30.34     10.130       519     52.78
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Gross Margin                           Maturity   Maturity    Age
-----------------------------------------------------------------
2.001 - 2.500                               360        352      8
2.501 - 3.000                               360        357      3
3.001 - 3.500                               360        357      3
3.501 - 4.000                               360        357      3
4.001 - 4.500                               360        357      3
4.501 - 5.000                               360        357      3
5.001 - 5.500                               360        357      3
5.501 - 6.000                               360        357      3
6.001 - 6.500                               360        358      2
6.501 - 7.000                               360        358      2
7.001 - 7.500                               357        355      2
7.501 - 8.000                               360        358      2
8.001 - 8.500                               357        354      2
8.501 - 9.000                               360        357      3
9.001 - 9.500                               360        358      2
9.501 - 10.000                              360        358      2
10.001 - 10.500                             360        358      2
Total:                                      360        357      3




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------


Initial Periodic Rate Cap - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Initial Cap                             Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
1.000                                       3   $    907,221.93           0.41%   44.31%     7.433%      575     81.79%
2.000                                       4      1,651,627.37           0.74    42.79      8.098       527     81.96
3.000                                     676    220,727,436.23          98.85    41.49      6.893       604     78.76
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Initial Cap                            Maturity   Maturity    Age
-----------------------------------------------------------------
1.000                                       360        357      3
2.000                                       360        356      4
3.000                                       360        357      3
Total:                                      360        357      3


Periodic Rate Cap - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Periodic Cap                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
1.000                                     659   $214,352,129.40          96.00%   41.60%     6.894%      604     78.92%
1.500                                      24      8,934,156.13           4.00    39.63      7.147       580     75.89
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Periodic Cap                           Maturity   Maturity    Age
-----------------------------------------------------------------
1.000                                       360        357      3
1.500                                       360        356      4
Total:                                      360        357      3




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Maximum Rate                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                              1   $    338,983.64           0.15%    0.00%     4.875%      710     80.00%
10.001 - 10.500                             2        927,132.15           0.42    44.78      4.500       665     77.70
10.501 - 11.000                            12      5,471,970.79           2.45    45.89      4.916       651     75.48
11.001 - 11.500                            42     18,230,189.69           8.16    42.88      5.360       646     75.66
11.501 - 12.000                            82     34,836,811.02          15.60    41.40      5.813       619     78.88
12.001 - 12.500                            83     33,620,522.91          15.06    41.45      6.280       616     81.11
12.501 - 13.000                           120     47,529,157.16          21.29    41.26      6.804       602     80.59
13.001 - 13.500                            64     20,982,044.65           9.40    40.60      7.195       599     78.38
13.501 - 14.000                            71     21,089,250.16           9.44    41.82      7.749       562     80.01
14.001 - 14.500                            48     11,067,146.42           4.96    41.82      8.127       591     79.04
14.501 - 15.000                            48     13,817,775.56           6.19    41.99      8.682       578     79.75
15.001 - 15.500                            33      5,264,388.10           2.36    38.79      9.144       595     76.21
15.501 - 16.000                            39      5,552,397.67           2.49    39.88      9.776       560     69.67
16.001 - 16.500                            19      2,630,309.44           1.18    40.14     10.162       541     67.16
16.501 - 17.000                            16      1,593,339.11           0.71    37.67     10.465       526     63.91
17.001 - 17.500                             2        254,310.68           0.11    48.16     11.335       513     67.06
18.501 - 19.000                             1         80,556.38           0.04    33.80     12.750       528     62.00
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Maximum Rate                           Maturity   Maturity    Age
-----------------------------------------------------------------
9.501 - 10.000                              360        352      8
10.001 - 10.500                             360        356      4
10.501 - 11.000                             360        357      3
11.001 - 11.500                             360        357      3
11.501 - 12.000                             360        357      3
12.001 - 12.500                             360        357      3
12.501 - 13.000                             360        357      3
13.001 - 13.500                             360        358      2
13.501 - 14.000                             359        357      2
14.001 - 14.500                             359        356      3
14.501 - 15.000                             360        358      2
15.001 - 15.500                             360        358      2
15.501 - 16.000                             358        356      3
16.001 - 16.500                             360        358      2
16.501 - 17.000                             360        358      2
17.001 - 17.500                             360        358      2
18.501 - 19.000                             360        359      1
Total:                                      360        357      3




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Minimum Rate                            Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                               1   $    366,015.38           0.16%   50.58%     3.875%      718     70.96%
4.001 - 4.500                               2        927,132.15           0.42    44.78      4.500       665     77.70
4.501 - 5.000                              12      5,469,197.64           2.45    44.63      4.877       654     75.60
5.001 - 5.500                              42     18,221,425.57           8.16    43.04      5.338       643     75.32
5.501 - 6.000                              85     35,850,518.77          16.06    41.57      5.829       617     78.89
6.001 - 6.500                              87     35,538,565.72          15.92    41.36      6.294       617     81.28
6.501 - 7.000                             119     47,490,008.27          21.27    41.06      6.819       603     80.52
7.001 - 7.500                              65     20,909,670.65           9.36    40.57      7.286       598     77.98
7.501 - 8.000                              71     21,142,930.95           9.47    41.40      7.798       559     79.86
8.001 - 8.500                              46     10,042,847.33           4.50    41.06      8.286       588     79.78
8.501 - 9.000                              47     13,139,645.24           5.88    43.30      8.781       580     80.32
9.001 - 9.500                              31      4,793,257.57           2.15    40.94      9.302       602     76.47
9.501 - 10.000                             41      5,670,890.96           2.54    39.93      9.836       558     68.58
10.001 - 10.500                            18      2,288,834.37           1.03    38.63     10.283       533     63.01
10.501 - 11.000                            13      1,100,477.90           0.49    36.02     10.758       530     65.15
11.001 - 11.500                             2        254,310.68           0.11    48.16     11.335       513     67.06
12.501 - 13.000                             1         80,556.38           0.04    33.80     12.750       528     62.00
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Minimum Rate                           Maturity   Maturity    Age
-----------------------------------------------------------------
3.501 - 4.000                               360        356      4
4.001 - 4.500                               360        356      4
4.501 - 5.000                               360        356      4
5.001 - 5.500                               360        357      3
5.501 - 6.000                               360        357      3
6.001 - 6.500                               360        357      3
6.501 - 7.000                               360        357      3
7.001 - 7.500                               360        358      2
7.501 - 8.000                               359        357      2
8.001 - 8.500                               359        356      3
8.501 - 9.000                               360        358      2
9.001 - 9.500                               360        358      2
9.501 - 10.000                              358        356      3
10.001 - 10.500                             360        358      2
10.501 - 11.000                             360        358      2
11.001 - 11.500                             360        358      2
12.501 - 13.000                             360        359      1
Total:                                      360        357      3



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
Asset Backed Funding Corporation                     Banc of America Securities
Asset-Backed Certificates, Series 2004-OPT5                               [LOGO]
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

--------------------------------------------------------------------------------------------------------------------------
                                       Number                          Percent                                    W.A.
                                           of         Aggregate       of Loans                W.A.      W.A.  Combined
                                     Mortgage         Principal   by Principal     W.A.      Gross    Credit  Original
Next Rate Adjustment Date               Loans           Balance        Balance      DTI     Coupon     Score       LTV
--------------------------------------------------------------------------------------------------------------------------
December 1, 2004                            1   $    110,717.24           0.05%   40.68%     6.850%      562     78.17%
March 1, 2006                               3      1,360,531.04           0.61    48.39      6.159       616     78.01
April 1, 2006                              27     10,595,597.40           4.75    41.72      6.722       609     85.14
May 1, 2006                                86     31,954,021.75          14.31    40.16      6.398       625     80.17
June 1, 2006                              191     67,569,468.92          30.26    41.79      6.613       612     78.28
July 1, 2006                              259     75,814,095.79          33.95    41.83      7.332       586     77.41
August 1, 2006                             74     21,608,661.65           9.68    42.03      7.604       582     79.92
January 1, 2007                             1        338,983.64           0.15     0.00      4.875       710     80.00
April 15, 2007                              1        235,420.86           0.11    45.47      8.490       549     80.00
May 1, 2007                                 7      3,307,047.14           1.48    41.35      5.517       647     76.64
June 1, 2007                               11      4,580,650.75           2.05    42.17      6.265       638     81.34
July 1, 2007                               15      4,257,997.50           1.91    38.05      6.507       619     78.76
August 1, 2007                              5      1,410,437.47           0.63    35.71      7.291       596     77.62
June 1, 2019                                1         70,829.18           0.03    26.24      7.600       732    100.00
August 1, 2019                              1         71,825.20           0.03    30.82      7.990       629     90.00
Total:                                    683   $223,286,285.53         100.00%   41.52%     6.904%      603     78.80%


-----------------------------------------------------------------
                                           W.A.       W.A.
                                       Original  Remaining   W.A.
                                        Term to    Term to   Loan
Next Rate Adjustment Date              Maturity   Maturity    Age
-----------------------------------------------------------------
December 1, 2004                            360        357      3
March 1, 2006                               360        354      6
April 1, 2006                               360        355      5
May 1, 2006                                 360        356      4
June 1, 2006                                360        357      3
July 1, 2006                                360        358      2
August 1, 2006                              360        359      1
January 1, 2007                             360        352      8
April 15, 2007                              360        356      4
May 1, 2007                                 360        356      4
June 1, 2007                                360        357      3
July 1, 2007                                360        358      2
August 1, 2007                              360        359      1
June 1, 2019                                360        357      3
August 1, 2019                              360        359      1
Total:                                      360        357      3


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contain ed in this material may be based on assumptions regarding market conditions The Underwriter makes no and other matters as reflected herein. representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all Any information in the material, whether regarding the prior information regarding such assets. assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final This material is furnished prospectus for any securities actually sold to you. solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.